UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to §240.14a-12
ASPIRATION FUNDS

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[  ] Fee paid previously with preliminary materials.
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Aspiration Funds
Aspiration Redwood Fund
4551 Glencoe Avenue
Marina Del Rey, CA 90292
(800) 683-8529
[date]
Dear Shareholder:
Please find enclosed proxy information for a Special Meeting of Shareholders of Aspiration Redwood Fund (the “Fund”) of Aspiration Funds (the “Trust”) to be held on October 4, 2024 at 1 p.m. Eastern Time (the “Meeting”), at the offices of The Nottingham Company, the Fund’s administrator, located at 116 S. Franklin Street, Rocky Mount, NC 27804.
The Meeting is being held to act on the following:
Proposal 1:	To approve an Investment Advisory Agreement between Aspiration Funds, on behalf of the Fund, and Mission Investment Advisors LLC.
Proposal 2:	To approve a Sub-Investment Advisory Agreement between Mission Investment Advisors LLC and UBS Asset Management (Americas) LLC with respect to the Fund.
Proposal 3:	To ratify and approve an Interim Investment Advisory Agreement, dated November 25, 2023, between the Trust, on behalf of the Fund, and Aspiration Fund Adviser, LLC.
Proposal 4:	To ratify and approve a Second Interim Investment Advisory Agreement, dated December 18, 2023, between the Trust, on behalf of the Fund, and Aspiration Fund Adviser, LLC.
Proposal 5:	To transact such other business as may properly come before the Meeting.
Your vote is extremely important, and voting is quick and easy. Everything you need is enclosed. You can vote in any of four ways: by telephone, via the internet, by returning the enclosed proxy card by mail, or by participating at the Meeting. We encourage you to vote by telephone or via the internet, which will reduce the time associated with this proxy solicitation.
Please vote all proxies you receive at your earliest convenience. Please review the Proxy Statement and consider the proposal carefully before voting. Please vote at your earliest convenience even if you plan to participate at the Meeting. This will help ensure quorum is reached, which will allow the proposals to be acted upon at the Meeting. You may receive more than one set of proxy solicitation materials if you hold shares in multiple accounts. Please vote them all. Your vote is extremely important, no matter how many shares you own.

Instructions explaining how to vote are provided on the notice for the Meeting, the email sent to you requesting your vote and the Proxy Card.
If you have any questions after reviewing the proxy materials, please call (877) 478-5047.

Thank you for your attention to these important matters and for your continuing support of Aspiration Redwood Fund.
Sincerely,
_________________________________________
Timothy L. Newell President and Principal Executive Officer Aspiration Funds

Aspiration Funds
Aspiration Redwood Fund
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the Fund:
Notice is hereby given that a Special Meeting of Shareholders of the Aspiration Redwood Fund (the “Fund”) will be held on October 4, 2024 at 1 p.m. Eastern Time (the “Meeting”), at the offices of The Nottingham Company, the Fund’s administrator, located at 116 S. Franklin Street, Rocky Mount, NC 27804.
The Meeting is being held to act on the following:
Proposal 1:	To approve an Investment Advisory Agreement between Aspiration Funds, on behalf of the Fund, and Mission Investment Advisors LLC.
Proposal 2:	To approve a Sub-Investment Advisory Agreement between Mission Investment Advisors LLC and UBS Asset Management (Americas) LLC with respect to the Fund.
Proposal 3:	To ratify and approve an Interim Investment Advisory Agreement, dated November 25, 2023, between the Trust, on behalf of the Fund, and Aspiration Fund Adviser, LLC.
Proposal 4:	To ratify and approve a Second Interim Investment Advisory Agreement, dated December 18, 2023, between the Trust, on behalf of the Fund, and Aspiration Fund Adviser, LLC.
Proposal 5:	To transact such other business as may properly come before the Meeting.
Shareholders of the Fund are being asked to approve an Investment Advisory Agreement in connection with a business transaction involving Aspiration Partners Inc., the parent entity of Aspiration Fund Adviser, LLC (the “Current Adviser”), and MFP Capital Group, Inc., to permit Mission Investment Advisors LLC (the “New Adviser”) to serve as the investment manager to the Fund. In addition, shareholders are being asked to approve a Sub-Investment Advisory Agreement between the New Adviser and UBS Asset Management (Americas) LLC (the “Sub-Adviser”) to permit the Sub-Adviser to continue serving as a sub-adviser to the Fund.
To provide continuity in the operation of the Fund, the Board of Trustees of Aspiration Funds (the “Trust”) approved an Interim Investment Advisory Agreement on November 25, 2023 and approved a Second Interim Investment Advisory Agreement on December 18, 2023 (together, the “Interim Agreements”), each between the Trust, on behalf of the Fund, and the Current Adviser.  Shareholders are being asked to ratify and approve the Interim Agreements.

You are entitled to vote at the Meeting, including any postponement(s) and adjournment(s), if you owned shares of the Fund at the close of business on August 1, 2024 (the “Record Date”).
Your vote is extremely important, and voting is quick and easy. You can vote in any of four ways: by telephone, via the internet, by returning the Proxy Card by mail, or by participating at the Meeting. We encourage you to vote by telephone or via the internet, which will reduce the time associated with this proxy solicitation.
To vote by Telephone:
(1) Read the Proxy Statement and have your control number at hand.
(2) Call the toll-free number shown on your Proxy Card.
(3) Enter the control number shown on your Proxy Card and follow the simple instructions.

To vote by Internet:
(1) Read the Proxy Statement and have your control number at hand.
(2) Go to the website shown on your Proxy Card.
(3) Enter the control number shown on your Proxy Card and follow the simple instructions.

If you need more information on how to vote, or if you have any questions, please call (877) 478-5047. Please vote all proxies you receive at your earliest convenience, even if you plan to participate in the Meeting. Your vote is extremely important, no matter how many shares you own.
YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees of Aspiration Funds

______________________________________ Timothy L. Newell President and Principal Executive Officer [date]

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 4, 2024

This Notice presents an overview of the more complete Proxy Statement, which contains important information and is available on the Fund’s website or by mail. This Notice is not a ballot or other form for voting. The Proxy Statement is also available at https://vote.proxyonline.com/ and a paper copy can be obtained at no charge by calling (877) 478-5047. In addition, the Fund will furnish, without charge, a copy of the Fund’s most recent Annual and Semi-Annual Reports to shareholders upon request, which may be made either by writing to the Fund at the address above or by calling toll-free (800) 683-8529. The Annual and Semi-Annual Reports will be mailed to you by first-class mail within three business days of your request.

Aspiration Funds
Aspiration Redwood Fund
4551 Glencoe Avenue
Marina Del Rey, CA 90292
(800) 683-8529
PROXY STATEMENT
FOR A SPECIAL MEETING OF SHAREHOLDERS
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Aspiration Funds, a Delaware statutory trust (the “Trust”), on behalf of the Aspiration Redwood Fund (the “Fund”), to be used in connection with a Special Meeting of Shareholders of the Fund to be held on October 4, 2024 (the “Meeting”).  All persons who are shareholders of the Fund as of the close of business on August 1, 2024 (the “Record Date”) will be entitled to notice of and to vote at the Meeting.  At the Meeting, shareholders of the Fund will be asked to vote on the following proposals (collectively, the “Proposals”):
Proposal 1:	To approve an Investment Advisory Agreement between Aspiration Funds, on behalf of the Fund, and Mission Investment Advisors LLC.
Proposal 2:	To approve a Sub-Investment Advisory Agreement between Mission Investment Advisors LLC and UBS Asset Management (Americas) LLC with respect to the Fund.
Proposal 3:	To ratify and approve an Interim Investment Advisory Agreement, dated November 25, 2023, between the Trust, on behalf of the Fund, and Aspiration Fund Adviser, LLC.
Proposal 4:	To ratify and approve a Second Interim Investment Advisory Agreement, dated December 18, 2023, between the Trust, on behalf of the Fund, and Aspiration Fund Adviser, LLC.
Proposal 5:	To transact such other business as may properly come before the Meeting.
The Fund knows of no other business to be voted upon at the Meeting other than the Proposals set forth above.
The mailing address of the principal executive offices of the Fund is 4551 Glencoe Avenue, Marina Del Rey, CA 90292. The approximate date on which this Proxy Statement and form of proxy are first being sent to shareholders of the Fund is [  ].
Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders.  If no instructions are given, the proxies will be voted in favor of the proposals.  The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.  To revoke a proxy, the shareholder giving such proxy must either submit to the Fund a subsequently dated proxy, deliver to the Fund a written notice of revocation or otherwise give notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy.
The presence in person or by proxy of the holders of record of one-third of the outstanding shares of the Fund shall constitute a quorum at the Meeting, permitting action to be taken.  If a shareholder vote is called and a quorum is not present at the Meeting, a majority of the shareholders present at such meeting or the Board may adjourn the Meeting without further notice other than announcement at the Meeting. At any adjourned meeting at which a quorum is present, any action may be taken that could have been taken at the Meeting originally called.

TABLE OF CONTENTS
Page
PROPOSAL 1 TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR THE FUND	1
PROPOSAL 2 TO APPROVE A NEW SUB-INVESTMENT ADVISORY AGREEMENT FOR THE FUND	7
PROPOSAL 3 TO RATIFY AND APPROVE THE INTERIM INVESTMENT ADVISORY AGREEMENT, DATED NOVEMBER 25, 2023, BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND ASPIRATION FUND ADVISER, LLC	12
PROPOSAL 4 TO RATIFY AND APPROVE THE SECOND INTERIM INVESTMENT ADVISORY AGREEMENT, DATED DECEMBER 18, 2023, BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND ASPIRATION FUND ADVISER, LLC	16
OTHER BUSINESS	20
ADDITIONAL INFORMATION	20
EXHIBIT A FORM OF NEW ADVISORY AGREEMENT	A-1
EXHIBIT B MORE INFORMATION ABOUT THE CURRENT ADVISER AND THE NEW ADVISER	B-1
EXHIBIT C MORE INFORMATION ABOUT THE CURRENT SUB-ADVISER	C-1
EXHIBIT D ESTIMATED COMPARISON OF FEES AND EXPENSES	D-1
EXHIBIT E FORM OF NEW SUB-INVESTMENT ADVISORY AGREEMENT	E-1
EXHIBIT F INTERIM INVESTMENT ADVISORY AGREEMENT	F-1
EXHIBIT G SECOND INTERIM INVESTMENT ADVISORY AGREEMENT	G-1
EXHIBIT H FURTHER INFORMATION REGARDING SHARES OUTSTANDING	H-1

PROPOSAL 1

TO APPROVE A NEW INVESTMENT ADVISORY
AGREEMENT FOR THE FUND
You are being asked to approve an Investment Advisory Agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Mission Investment Advisors LLC (the “New Adviser”), a copy of which is provided in Exhibit A to this Proxy Statement.  Additional information about the New Adviser is provided below under the heading “Information About the New Adviser” and in Exhibit B to this Proxy Statement.
Why are shareholders of the Fund being asked to approve the New Advisory Agreement?
As part of a management-led buyout, on February 11, 2024, Aspiration Partners Inc. (“Aspiration Partners”), the parent entity of Aspiration Fund Adviser, LLC (the “Current Adviser”), and MFP Capital Group, Inc. (“MFP Capital Group”), the parent entity of the New Adviser, entered into a purchase agreement. Pursuant to this agreement, Aspiration Partners agreed to sell certain assets related to Aspiration Partners’ consumer finance business to MFP Capital Group, including the Aspiration brand and the intellectual property and technology held by Aspiration Partners (the “Transaction”), subject to the satisfaction of certain conditions set forth in the agreement (including obtaining certain third-party consents).  Mission Financial Partners LLC (“Mission Financial”), a subsidiary of MFP Capital Group, relatedly has entered into services agreements with Aspiration Partners pursuant to which Mission Financial has agreed to provide operational support to the Current Adviser during this transition period and to oversee the eventual winding down and termination of the Current Adviser.  In addition, Mission Financial agreed to offer employment to, and currently does employ, certain employees who were involved in Aspiration Partners’ consumer financial business to continue managing the business and the operations of the Current Adviser and the Fund.  Aspiration Partners has also granted MFP Capital Group a license to use its intellectual property until the closing of the purchase agreement or such other mutually agreed time.
MFP Capital Group, a Delaware corporation, was incorporated on September 18, 2023 to acquire and restructure Aspiration Partners’ consumer finance business as part of a management-led buyout.  Timothy L. Newell, the current Chief Executive Officer of the Current Adviser and the head of its consumer finance business, is the sole shareholder of MFP Capital Group.  The New Adviser, a Delaware limited liability company, is a wholly-owned subsidiary of MFP Capital Group.  The New Adviser was formed on December 7, 2023 to serve as the investment manager to the Fund.
The Board approved the New Advisory Agreement at meeting held on December 18, 2023.
What are the terms of the New Advisory Agreement?
The form of the New Advisory Agreement is attached as Exhibit A to this Proxy Statement.  The description in this section of the terms of the New Advisory Agreement is qualified in its entirety by reference to that exhibit.  The terms of the New Advisory Agreement approved by the Board and proposed for shareholder approval are similar to the last investment advisory agreement approved by shareholders of the Fund (the “Previous Advisory Agreement”) except for the structure of the management fee (discussed in more detail below).  In addition, if the New Advisory Agreement is approved by shareholders, the New Adviser will replace the Current Adviser as the investment manager to the Fund and, in that capacity, the New Adviser will oversee the investment performance, operations and compliance of UBS Asset Management (Americas) LLC (the “Sub-Adviser”).  The services to be provided by the New Adviser under the New Advisory Agreement are intended to be identical to the services provided by the Current Adviser.

Under the New Advisory Agreement, the New Adviser will, subject to the supervision of the Board, provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies and limitations. The Previous Advisory Agreement contained identical provisions.
The New Advisory Agreement will run for an initial term of two years and may be renewed annually thereafter so long as it is approved by a majority of the Fund’s Trustees, including a majority of the Fund’s Independent Trustees, or by the vote of a majority of the outstanding shares of the Fund.  Like the Previous Advisory Agreement, the New Advisory Agreement is terminable as to the Fund at any time without penalty on 60 days’ written notice by the Trust or by the New Adviser. The New Advisory Agreement also contains a provision that it will automatically terminate in the event of any “assignment,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund is not aware of any financial condition that is reasonably likely to impair the financial ability of the New Adviser to fulfill its commitment to the Fund under the New Advisory Agreement.
When was the Fund’s advisory agreement last approved by shareholders?
The shareholders of the Fund last approved a prior advisory agreement with respect to the Fund on December 15, 2015.
A transfer of shares of Aspiration Partners, the parent entity of the Current Adviser, occurred on June 26, 2023, that could be deemed an assignment of the Previous Advisory Agreement for purposes of the 1940 Act and therefore resulting in the automatic termination of the agreement.  To provide continuity in the operation of the Fund, on November 25, 2023, the Board approved an Interim Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser, (the “Initial Interim Advisory Agreement”), that substantively met the requirements of Rule 15a-4 under the 1940 Act and SEC staff guidance, other than the condition that the interim agreement be approved before the previous agreement is terminated. The Initial Interim Advisory Agreement had identical terms and conditions as the Previous Advisory Agreement, except for the effective and termination dates, a provision requiring that the advisory fees payable to the Current Adviser during the 150-day period following the June 26, 2023 share transfer be held in escrow consistent with the requirements of Rule 15a-4, and other immaterial changes. The Board approved the Initial Interim Advisory Agreement with an effective date of June 26, 2023 and a termination date of January 9, 2024.  The Initial Interim Advisory Agreement also contained a provision that it would automatically terminate in the event of any “assignment,” as that term is defined in the 1940 Act. After the 150-day period expired, the Current Adviser was no longer entitled to receive compensation for the services it provided to the Fund. The advisory fees continue to be held in escrow in an interest-bearing account pending shareholder approval of the Initial Interim Advisory Agreement.
At a meeting held on December 18, 2023, the Board called a shareholder meeting to consider the approval of the New Advisory Agreement.  To provide additional time for the Fund to solicit shareholders to consider the New Advisory Agreement, on December 18, 2023, the Board unanimously approved a Second Interim Investment Advisory Agreement (the “Second Interim Advisory Agreement”) with an initial termination date of March 31, 2024, and the Board subsequently has approved extensions to the term of the agreement.  The Second Interim Advisory Agreement substantively meets the requirements of Rule 15a-4 under the 1940 Act and SEC staff guidance, other than the condition that the interim agreement be approved before the previous agreement is terminated. The Second Interim Advisory Agreement has identical terms and conditions as the Initial Interim Advisory Agreement, except for the effective and termination dates. The Second Interim Advisory Agreement also contains a provision that it will automatically terminate in the event of any “assignment,” as that term is defined in the 1940 Act. The Interim Advisory Agreement will terminate in the event that shareholders of the Fund approve the New Advisory Agreement.  The Fund is relying on SEC staff guidance for the Second Interim Advisory Agreement to be effective. Consistent with the SEC staff guidance, the Current Adviser has agreed that it will not take any compensation under the Second Interim Advisory Agreement.
How would the New Adviser be compensated for its services to the Fund under the New Advisory Agreement?
Under the Previous Advisory Agreement, the Current Adviser was entitled to an annual advisory fee of 0.00% of the Fund’s average daily net assets. The Current Adviser has not imposed a set fee to manage individual advisory accounts with respect to the Fund. Instead, advisory clients have been permitted to pay the Current Adviser a fee in the amount they believe is fair to manage their individual advisory accounts (or “Pay What Is Fair”), and only investors who were advisory clients of the Fund’s Current Adviser have been permitted to invest in the Fund. However, the New Advisory Agreement will remove the Pay What is Fair Program and, unlike the Previous Advisory Agreement, the New Adviser would be entitled to receive a fixed advisory fee, quarterly in arrears, from the Fund at an annual rate of 0.50% of the Fund’s average daily net assets. The New Adviser would no longer receive fees from the individual advisory accounts and would instead receive its fee directly from the Fund, and investors would not be required to be advisory clients of the New Adviser to invest in the Fund.
The following table compares the amount of advisory fees earned by the Current Adviser for the fiscal year ended September 30, 2023 under the Pay What is Fair model to a hypothetical example of advisory fees that would have been paid by the Fund to the New Adviser for the same period under the New Advisory Agreement and also shows the percentage difference between the actual and hypothetical values:

	Actual Advisory Fees Received by the Current Adviser under the Pay What is Fair model for the fiscal year ended September 30, 2023	Hypothetical Advisory Fees Payable to the New Adviser for the fiscal year ended September 30, 2023	Percentage Difference between Actual and Hypothetical Advisory Fees
Advisory Fees Prior to Waivers/Expense Reimbursements and Recaptures*	$574,514	$669,134	16.5%
Advisory Fees After Waivers/Expense Reimbursements and Recaptures*	$373,279	$669,134	79.3%
*The Current Adviser has entered into an expense limitation agreement (“Agreement”) with the Fund under which it has agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s Total Annual Fund Operating Expenses to 0.95% (“Maximum Operating Expense Limit”).  As discussed in more detail below, the Board has approved an increase in the expense limit in connection with the approval of the New Advisory Agreement.  The Current Adviser implements the expense limit by reimbursing the Fund for certain direct expenses and fees, such as transfer agency, custodial, auditing and legal fees.  The Fund also incurs certain indirect expenses, and expenses paid by the Fund when it invests as a shareholder in underlying investment companies. The Current Adviser has not agreed to waive or reimburse brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs, taxes, or extraordinary expenses, such as litigation and indemnification expenses. Because the Current Adviser is not obligated under the Agreement to pay these expenses, the Fund’s total annual fund operating expenses may exceed the Maximum Operating Expense Limit. The Agreement is in effect through January 31, 2025, unless earlier terminated by a majority of the Board of Trustees (the “Board” or the “Trustees”) who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended, or a majority vote of the outstanding voting securities of the Trust.  The Agreement will be amended as discussed below if the New Advisory Agreement is approved.  Any fees or expenses waived or reimbursed by the Adviser are subject to repayment by the Fund within three years following the date on which waiver or reimbursement occurred if the Fund is able to make the repayment without exceeding its current Maximum Operating Expense Limit or the Maximum Operating Expense Limit in place at the time of the waiver and/or reimbursement.  Prior to April 1, 2023, the Maximum Operating Expense Limit was 0.50%.

At a meeting held on December 18, 2023, the Board approved an increase in the Fund’s expense limit from 0.95% to 1.35%, to take effect upon shareholder approval of the New Advisory Agreement and to continue through January 31, 2026. The Board noted that the current expense limit of 0.95% did not include an advisory fee and, in connection with the proposed increase of the investment advisory fee paid by the Fund from 0.00% to 0.50%, the Board approved the increase to the expense limit to account for most of the increase in that fee.  The Board also determined, based on information provided by the New Adviser, that the increase in the expense limit would help enhance the long-term viability of the Fund, in part by allowing the New Adviser to earn compensation at a level that may permit the continuation of advisory services to be provided to the Fund.
How does the Proposal affect shareholders of the Fund?
Other than the change in the management fee structure and the expense limitation agreement, the Transaction and the New Advisory Agreement are not expected to have any material effect on shareholders of the Fund. The change to the management fee structure will affect shareholders by no longer allowing them to set their advisory fees and may result in the advisory fees charged by the Fund at a rate that is higher than a shareholder would pay under the Pay What is Fair model. The goal of these changes and the Transaction is to enhance the long-term viability of the Fund and increase its attractiveness to investors and distribution channels while preserving similar advisory service levels. In particular, the material terms of the New Advisory Agreement are identical to those of the Previous Advisory Agreement, except for the advisory fee structure. No changes are proposed to the level of services that the Current Adviser currently provides, and that the New Adviser will provide, to the Fund.  Assuming that the Proposals are approved by shareholders, UBS Asset Management (Americas) Inc., the current sub-adviser to the Fund, will continue to serve as the sub-adviser to the Fund under the oversight of the New Adviser, and Joseph Elegante and Adam Jokich, the current portfolio managers, will continue to serve as portfolio managers of the Fund.  Further, there are no changes contemplated to be made to the Fund’s investment objectives or principal investment strategies. See Exhibit D for additional detail on the Fund’s expenses.
What if the Fund’s shareholders do not approve the New Advisory Agreement?
Should the Fund’s shareholders not approve the New Advisory Agreement, the Board will consider what other action is necessary, appropriate and in the best interests of the Fund and its shareholders under the circumstances, including, among other things, a liquidation of the Fund.
What did the Board consider when approving the New Advisory Agreement?
At a meeting of the Board held on December 18, 2023, the Trustees approved the New Advisory Agreement with the New Adviser in anticipation of the Transaction.  Prior to the December 18, 2023 meeting, the Board requested, and the Current Adviser provided, information about the Transaction.  Representatives of the Current Adviser also provided an overview of the Transaction to, and responded to questions from, the Trustees. The Current Adviser also confirmed that the executive team and portfolio managers serving the Fund would not change as a result of the Transaction.  In considering whether to approve the New Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary with respect to the New Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services to be provided by the New Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and fall-out benefits to be realized by the New Adviser and its affiliates from its relationship with the Fund; (iv) the projected profitability of the New Adviser; and (v) the extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees also noted that they had reviewed other pertinent information. The Board also reviewed, among other materials, a copy of the form of the New Advisory Agreement.

In deciding whether to approve the New Advisory Agreement, the Trustees considered numerous factors, including:
(i) Nature, Extent, and Quality of Services. The Trustees noted that they had considered the responsibilities of the Current Adviser under the Previous Advisory Agreement and that the responsibilities of the New Adviser under the New Advisory Agreement would be substantially the same. The Trustees also evaluated the anticipated staffing, personnel, and methods of operation and the financial condition of the New Adviser and the background and experience of its personnel.  After reviewing the foregoing information and other information provided by the New Adviser, the Board concluded that the New Adviser is capable of providing satisfactory investment management services for the Fund.
(ii) Performance. The Board considered that all of the portfolio managers and other key investment personnel currently managing the Fund are expected to continue to do so following the Transaction. The Trustees considered the performance of the Fund over various historical periods and compared it with the performance of its benchmark index, comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., peer group averages provided by Broadridge). Based on this information, the Board concluded that the New Adviser, in supervising the Sub-Adviser, is capable of generating investment performance that is appropriate for the Fund in light of the Fund’s investment objective, policies and strategies.
(iii) Fees and Expenses; Fall-out Benefits to the New Adviser.  The Board considered the proposed fees and expenses of the Fund in connection with the New Adviser’s management of the Fund under the New Advisory Agreement, including any fall-out benefits derived by the New Adviser and its affiliates resulting from its relationship with the Fund.  The Trustees considered the projected financial condition of the New Adviser; the level of commitment to the Fund and the New Adviser by the principals of the New Adviser; the asset levels of the Fund; the overall expenses of the Fund; and the nature and frequency of management fee payments. The Trustees reviewed financial projections for the New Adviser and discussed its financial stability following the Transaction. The Trustees also considered the potential benefits for the New Adviser in managing the Fund, including promotion of the New Adviser’s name. The Trustees concluded that other benefits derived by New Adviser from its relationship with the Fund are reasonable and fair and consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees compared the fees and expenses of the Fund (including the management fees) to those of a peer group of other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees discussed the changes to the Fund’s expense limit, including the nature and scope of such expenses. Upon further consideration and discussion of the foregoing, the Board concluded that the increase in management fee to be paid by the Fund to the New Adviser was fair and reasonable in relation to the nature and quality of the services to be provided by the New Adviser and that it reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv) Profitability. The Trustees considered the projected profitability of the New Adviser in connection with the investment management services to be provided to the Fund under the New Advisory Agreement. The Trustees noted that the projected profitability of the New Adviser depends on its ability to enhance the attractiveness of the Fund to investors and distribution channels and that these goals may be difficult to achieve. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability, and that the Current Adviser believes that the Transaction is necessary for the Fund to be sustainable in the long term. The Board noted that the provision of services by the Current Adviser had not been profitable. Based on this information, the Board determined that the projected profitability of the New Adviser was not excessive.
(v) Economies of Scale. The Board evaluated potential or anticipated economies of scale in relation to the services that the New Adviser would provide to the Fund under the New Advisory Agreement. The Board noted that at this time, the Fund was a relatively small size and economies of scale were unlikely to be achieved in the near future. The Trustees noted that the proposed fee structure under the New Advisory Agreement provides for a flat percentage rate, and that should assets under management grow to substantially higher levels, economies of scale may begin to take effect and benefit the New Adviser. The Board noted that at such future time, it may be appropriate for the Board to review the fee structure to determine whether the management fees as a percent of assets under management might be reduced.
Based upon all of the foregoing considerations, and after further discussion and careful review, the Board, including all of the Independent Trustees, approved the New Advisory Agreement for the Fund.
THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT.  SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

PROPOSAL 2

TO APPROVE A NEW SUB-INVESTMENT ADVISORY
AGREEMENT FOR THE FUND
You are being asked to approve a Sub-Investment Advisory Agreement (the “New Sub-Investment Advisory Agreement”) between the New Adviser and the Sub-Adviser, with respect to the Fund, a copy of which is provided in Exhibit E to this Proxy Statement.
Why are shareholders of the Fund being asked to approve the New Sub-Investment Advisory Agreement?
The Sub-Adviser currently serves as sub-adviser to the Fund pursuant to an Interim Sub-Investment Advisory Agreement between the Current Adviser and the Sub-Adviser.  If shareholders approve Proposal 1, the New Adviser will replace the Current Adviser as the investment manager to the Fund.  In connection with the New Adviser replacing the Current Adviser, the interim Sub-Investment Advisory Agreement would terminate, and the Sub-Adviser would need to enter into a sub-investment advisory agreement with the New Adviser to continue serving as the sub-adviser to the Fund.  Shareholder approval of the New Sub-Investment Advisory Agreement will allow the Sub-Adviser to continue providing sub-advisory services to the Fund.
What are the terms of the New Sub-Investment Advisory Agreement?
The form of the New Sub-Investment Advisory Agreement is attached as Exhibit E to this Proxy Statement.  The description in this section of the terms of the New Sub-Investment Advisory Agreement is qualified in its entirety by reference to that exhibit.  The terms of the New Sub-Investment Advisory Agreement approved by the Board and proposed for shareholder approval are the same as the prior Sub-Investment Advisory Agreement except for the rate of the sub-advisory fee payable to the Sub-Adviser, which, consistent with the prior Sub-Investment Advisory Agreement, will be paid by the New Adviser and will not be paid by the Fund.  The services provided by the Sub-Adviser under the New Sub-Investment Advisory Agreement will be identical to the services provided by the Sub-Adviser under the prior Sub-Investment Advisory Agreement.
Under the New Sub-Investment Advisory Agreement, the Sub-Adviser will, subject to the supervision of the New Adviser, provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies and limitations. The prior Sub-Investment Advisory Agreement contained identical provisions.
The New Sub-Investment Advisory Agreement will run for an initial term of two years and may be renewed annually thereafter so long as it is approved by a majority of the Fund’s Trustees, including a majority of the Fund’s Independent Trustees, or by the vote of a majority of the outstanding shares of the Fund.  Like the prior Sub-Investment Advisory Agreement, the New Advisory Agreement is terminable as to the Fund at any time without penalty on 60 days’ written notice by the Trust or by the Adviser. The New Advisory Agreement also contains a provision that it will automatically terminate in the event of any “assignment,” as that term is defined in the 1940 Act.

The Fund is not aware of any financial condition that is reasonably likely to impair the financial ability of the Sub-Adviser to fulfill its commitment to the Fund under the New Sub-Investment Advisory Agreement.
When was the Fund’s sub-investment advisory agreement last approved by shareholders?
The shareholders of the Fund last approved a prior advisory agreement with respect to the Fund on November 15, 2015. The Fund obtained regulatory authority to hire one or more additional sub-advisers to manage portions of the Fund’s portfolio without obtaining the approval of Fund shareholders.
As previously discussed, a transfer of shares of Aspiration Partners, the parent entity of the Current Adviser, occurred on June 26, 2023, that could be deemed an assignment of the previous Sub-Investment Advisory Agreement for purposes of the 1940 Act and therefore resulting in the automatic termination of the agreement.  To provide continuity in the operation of the Fund, the Board approved an Interim Sub-Investment Advisory Agreement between the Current Adviser and the Sub-Adviser with respect to the Fund on November 25, 2023 (the “Initial Interim Sub-Investment Advisory Agreement”). The Initial Interim Sub-Investment Advisory Agreement had identical terms and conditions as the previous Sub-Investment Advisory Agreement, except for the effective and termination dates and other immaterial changes.  The Board approved the Initial Interim Sub-Investment Advisory Agreement with an effective date of June 26, 2023 and a termination date of January 9, 2024.  The Initial Interim Sub-Investment Advisory Agreement also contained a provision that it would automatically terminate in the event of any “assignment,” as that term is defined in the 1940 Act.
At a meeting held on December 18, 2023, the Board called a shareholder meeting to consider the approval of the New Sub-Investment Advisory Agreement.  To provide additional time for the Fund to solicit shareholders to consider the New Sub-Investment Advisory Agreement, on December 18, 2023, the Board unanimously approved a Second Interim Sub-Investment Advisory Agreement (the “Second Interim Sub-Investment Advisory Agreement”) with an initial termination date of March 31, 2024, and the Board subsequently has approved extensions to the term of the agreement.  The Second Interim Sub-Investment Advisory Agreement has identical terms and conditions as the Initial Interim Sub-Investment Advisory Agreement, except for the effective and termination dates. The Second Interim Sub-Investment Advisory Agreement also contains a provision that it will automatically terminate in the event of any “assignment,” as that term is defined in the 1940 Act. The Second Interim Sub-Investment Advisory Agreement will terminate in the event that shareholders of the Fund approve the New Sub-Investment Advisory Agreement.
How would the Sub-Adviser be compensated for its services to the Fund under the New Sub-Investment Advisory Agreement?
Under the previous Sub-Investment Advisory Agreement, the Initial Interim Sub-Investment Advisory Agreement and the Second Interim Sub-Investment Advisory Agreement, the Current Adviser agreed to pay the Sub-Adviser 50% of the advisory fees received by the Current Adviser in respect of the Fund on the first $250 million, 30% of the advisory fees received by the Current Adviser on the next $750 million, and 20% of the advisory fees received by the Current Adviser on the amounts thereafter.

Under the New Sub-Investment Advisory Agreement, the New Adviser will pay the Sub-Adviser a sub-advisory fee, quarterly in arrears, at an annual rate based on the average daily nets asset of the Fund of 0.17% on the first $175 million of net assets, and 0.15% on assets over $175 million.
The following table compares the actual sub-advisory fees paid by the Current Adviser to the Sub-Adviser for the fiscal year ended September 30, 2023 to a hypothetical example of sub-advisory fees that would have been paid by the New Adviser to the Sub-Adviser for the same period under the New Sub-Investment Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.
Actual Sub-Advisory Fees Received by the Sub-Adviser for the fiscal year ended September 30, 2023	Hypothetical Sub-Advisory Fees Payable to the Sub-Adviser for the fiscal year ended September 30, 2023	Percentage Difference between Actual and Hypothetical Sub-Advisory Fees
$199,971	$227,505	13.8%
How does the Proposal affect shareholders of the Fund?
The New Sub-Investment Advisory Agreement is not expected to have any material effect on shareholders of the Fund.
In particular, the material terms of the New Advisory Agreement are identical to those of the previous Sub-Investment Advisory Agreement, except for the sub-advisory fee. No changes are proposed to the level of services that the Sub-Adviser currently provides to the Fund.  Assuming the Proposals are approved by shareholders, UBS Asset Management (Americas) Inc., the current sub-adviser to the Fund, will continue to serve as the sub-adviser to the Fund under the oversight of the New Adviser, and Joseph Elegante and Adam Jokich, the current portfolio managers, will continue to serve as portfolio managers of the Fund.  Further, there are no changes contemplated to be made to the Fund’s investment objectives or principal investment strategies.
What if the Fund’s shareholders do not approve the New Sub-Investment Advisory Agreement?
Should the Fund’s shareholders not approve the New Sub-Investment Advisory Agreement, the Board will consider what other action is necessary, appropriate and in the best interests of the Fund and its shareholders under the circumstances, including, among other things, a liquidation of the Fund.
What did the Board consider when approving the New Sub-Advisory Agreement?
At a meeting of the Board held on December 18, 2023, the Trustees approved the New Sub-Investment Advisory Agreement with the Sub-Adviser in anticipation of the Transaction.  In considering whether to approve the New Sub-Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary with respect to the New Sub-Investment Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Sub-Adviser; (ii) investment performance of the Fund and Sub-Adviser; (iii) the costs of the services provided and fall-out benefits realized by the Sub-Adviser and its affiliates from the relationship with the Fund; (iv) the profitability of the Sub-Adviser; and (v) the extent to which economies of scale are realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors.

The Board reviewed the information prepared by the Sub-Adviser relating to the approval of the New Sub-Investment Advisory Agreement, including the Sub-Adviser’s Form ADV, experience, profitability with respect to the Fund, financial strength and capability, and other pertinent information. The Board also reviewed, among other materials, the Sub-Adviser’s income statement, fee and performance comparisons, and a copy of the New Sub-Investment Advisory Agreement.
In deciding whether to approve the New Sub-Investment Advisory Agreement, the Trustees considered numerous factors, including:
(i) Nature, Extent, and Quality of Services. The Trustees noted that they had considered the responsibilities of the Sub-Adviser under the previous Sub-Investment Advisory Agreement and that those responsibilities would not change under the New Sub-Investment Advisory Agreement. The Trustees reviewed the services being provided by the Sub-Adviser to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities) and its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies, and limitations. The Trustees evaluated: the Sub-Adviser’s staffing, personnel, and methods of operating; the background and experience of the Sub-Adviser’s personnel; the Sub-Adviser’s compliance program; and the financial condition of the Sub-Adviser.
After reviewing the foregoing information and further information in the memorandum from the Sub-Adviser (e.g., descriptions of the Sub-Adviser’s business, the Sub-Adviser’s compliance program, and the Sub-Adviser’s Form ADV), the Board concluded that the nature, extent, and quality of the services being provided by the Sub-Adviser were satisfactory for the Fund.
(ii) Performance. The Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., peer group averages provided by Broadridge). The Trustees also considered the consistency of the Sub-Adviser’s management of the Fund with its investment objective, policies and limitations. After reviewing the investment performance of the Fund, the Sub-Adviser’s experience managing the Fund, the Sub-Adviser’s historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Sub-Adviser was satisfactory. The Trustees evaluated the Sub-Adviser’s compliance program; the asset level of the Fund; and the overall expenses of the Fund.

(iii) Fees and Expenses; Fall-out Benefits to the Sub-Adviser. The Trustees compared the proposed fees for the Sub-Adviser to those of other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees also considered potential benefits for the Sub-Adviser in managing the Fund, including promotion of the Sub-Adviser’s name and the potential for the Sub-Adviser to generate soft dollars from Fund trades that may benefit the Sub-Adviser’s other clients. Following discussion of the foregoing, the Board concluded that the fees to be paid by the Fund to the Sub-Adviser were fair and reasonable in relation to the nature and quality of the services provided by the Sub-Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.
(iv) Profitability. With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between the New Adviser and the Sub-Adviser and will be paid by the New Adviser and not the Fund.  As a result, the Board focused on the projected profitability of the New Adviser with respect to the Fund.
(v) Economies of Scale. The Board evaluated potential or anticipated economies of scale in relation to the services that the Sub-Adviser would provide to the Fund under the New Sub-Investment Advisory Agreement. The Trustees reviewed the Fund’s operational history and considered that the Fund was a relatively small size. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints. The Trustees concluded that the Fund’s proposed fee structure reflected an appropriate sharing of any efficiencies or economies of scale that are expected to be realized by the Sub-Adviser and noted that they will have the opportunity to periodically reexamine the appropriateness of the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Based upon all of the foregoing considerations, and after further discussion and careful review, the Board, including a majority of the Independent Trustees, approved the New Sub-Investment Advisory Agreement for the Fund.
THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSED NEW SUB-INVESTMENT ADVISORY AGREEMENT.  SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

PROPOSAL 3

TO RATIFY AND APPROVE THE INTERIM INVESTMENT ADVISORY AGREEMENT, DATED NOVEMBER 25, 2023, BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND ASPIRATION FUND ADVISER, LLC
You are being asked to ratify and approve an Interim Investment Advisory Agreement, dated November 25, 2023, between the Current Adviser and the Trust, with respect to the Fund, a copy of which is provided in Exhibit F to this Proxy Statement.
As previously discussed, a transfer of shares of Aspiration Partners, the parent entity of the Current Adviser, occurred on June 26, 2023, that could be deemed an assignment of the Previous Advisory Agreement for purposes of the 1940 Act and therefore resulting in the automatic termination of the agreement.
Section 15 of the 1940 Act, requires an advisory agreement with a registered investment company to automatically terminate in the event of the assignment of the agreement.  An assignment of an advisory agreement under the 1940 Act includes any transaction that results in a change in control of the investment adviser. In the event of an assignment and termination of an advisory agreement with a registered investment company, a fund must arrange for a new advisory agreement to be approved by the fund’s board of trustees and by shareholders pursuant to Section 15 of the 1940 Act. Section 15 requires that any investment advisory agreement be in writing and be approved initially by both: (i) the fund’s board of trustees (including a majority of those trustees who are not considered to be “interested persons” of the fund or a party to the agreement, as that term is defined in the 1940 Act) and (ii) the fund’s shareholders.  The 1940 Act allows investment advisory agreements to have an initial term of two years and to be renewable annually thereafter by the vote of a majority of the fund’s trustees, including a majority of its independent trustees. Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement after the termination of an advisory contract under certain circumstances and conditions.
To provide continuity in the operation of the Fund, the Board approved the Initial Interim Advisory Agreement between the Trust, on behalf of the Fund, and the Current Adviser, on November 25, 2023, that substantively met the requirements of Rule 15a-4 under the 1940 Act and SEC staff guidance, other than the condition that the interim agreement be approved before the previous agreement is terminated. The Initial Interim Advisory Agreement had identical terms and conditions as the Previous Advisory Agreement, except for the effective and termination dates, a provision requiring that the advisory fees payable to the Current Adviser during the 150-day period following the June 26, 2023 change of control be held in escrow consistent with the requirements of Rule 15a-4, and other immaterial changes.  The Board approved the Initial Interim Advisory Agreement with an effective date of June 26, 2023 and a termination date of January 9, 2024.  The Initial Interim Advisory Agreement also contained a provision that it would automatically terminate in the event of any “assignment,” as that term is defined in the 1940 Act.  After the 150-day period expired, the Current Adviser was no longer entitled to receive compensation for the services it provided to the Fund.  The advisory fees continue to be held in escrow in an interest-bearing account pending shareholder approval of the Initial Interim Advisory Agreement.

How does the Proposal affect shareholders of the Fund?
Ratification and approval of the Initial Interim Advisory Agreement is not expected to have any material effect on shareholders of the Fund.  The Initial Interim Advisory Agreement was terminated by the Board on December 18, 2023 and replaced by the Second Interim Advisory Agreement.  The Fund’s shareholders are being asked to ratify and approve the Initial Interim Advisory Agreement to confirm the Current Adviser’s authority under that Agreement and to confirm that the Current Adviser will be entitled to receive from the advisory fees that were already paid by shareholders and are currently held in escrow the lesser of: (i) any costs the Current Adviser incurred in performing the interim agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).
What if the Fund’s shareholders do not approve the Initial Interim Advisory Agreement?
Should the Fund’s shareholders not ratify and approve the Initial Interim Advisory Agreement, the advisory fees plus any interest currently held in escrow will be returned to the shareholders that paid the advisory fees.
What did the Board consider when approving the Initial Interim Advisory Agreement?
At a meeting of the Board held on November 25, 2023, the Trustees approved the Initial Interim Advisory Agreement with the Current Adviser.  Prior to the November 25, 2023 meeting, the Board requested, and the Current Adviser provided, information about the June 26, 2023 change of control. In considering whether to approve the Initial Interim Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary with respect to the Initial Interim Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Current Adviser; (ii) the investment performance of the Fund and Current Adviser; (iii) the costs of the services to be provided and fall-out benefits to be realized by the Current Adviser and its affiliates from its relationship with the Fund; (iv) the profitability of the Current Adviser; and (v) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors.
In considering the Initial Interim Advisory Agreement, the Trustees took into consideration the information that had been provided to them throughout the year and, in particular, at their December 22, 2022 meeting, at which the Trustees most recently considered and approved the Previous Advisory Agreement. The Board also reviewed, among other things, a copy of the form of the Initial Interim Advisory Agreement, noting that it was substantially the same as the Previous Advisory Agreement, except for the effective and termination dates, a provision requiring that the advisory fees payable to the Current Adviser during the 150-day period following the June 26, 2023 change of control be held in escrow consistent with the requirements of Rule 15a-4, and other immaterial changes.
In deciding whether to approve the Initial Interim Advisory Agreement, the Trustees considered numerous factors, including:

(i) Nature, Extent, and Quality of Services. The Trustees noted that they had considered the responsibilities of the Current Adviser under the Previous Advisory Agreement and that those responsibilities would not change under the Initial Interim Advisory Agreement. The Trustees reviewed the services being provided by the Current Adviser to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception; its procedures for overseeing the Sub-Adviser’s investment process and decisions, and assuring compliance with the Fund’s investment objectives, policies and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets and assist in the distribution of the Fund’s shares. The Trustees also evaluated: the Current Adviser’s staffing, personnel, and methods of operation; the background and experience of the Current Adviser’s personnel; the Current Adviser’s compliance program; and the financial condition of the Current Adviser.  The Trustees also considered that the Current Adviser is expected to continue providing the same level of compliance operational support to the Fund under the Initial Interim Advisory Agreement.  After reviewing the foregoing information and further information from the Current Adviser, the Board concluded that the nature, extent, and quality of the services provided by the Current Adviser were satisfactory and adequate for the Fund.
(ii) Performance. The Trustees considered that they had previously compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., peer group averages provided by Broadridge); the consistency of the Current Adviser’s management of the Fund with its investment objective, policies and limitations; the short-term investment performance of the Fund; the Current Adviser’s experience overseeing the management of the Fund; and the Current Adviser’s historical investment performance.   Upon further consideration, the Board concluded that the investment performance of the Fund and the Current Adviser was satisfactory.
(iii) Fees and Expenses; Fall-out Benefits to the Current Adviser.  The Board considered the fees and expenses in connection with the Current Adviser’s management of the Fund, including any fall-out benefits derived by the Current Adviser and its affiliates resulting from its relationship with the Fund.  In considering the costs of the services provided by the Current Adviser and the benefits derived by the Current Adviser and its affiliates, the Trustees noted that the management fee for the Fund is 0% of average daily net assets, with shareholders being made up entirely of clients of the Current Adviser, and that those clients pay the Current Adviser directly, rather than through the Fund via a management fee charged to the Fund.  The Trustees noted that the clients of the Current Adviser may choose to pay the Current Adviser between 0% and 2%. The Trustees considered the Current Adviser’s staffing, personnel, and methods of operation; the background and experience of the Current Adviser’s personnel; the Current Adviser’s compliance program; the financial condition of the Current Adviser; the level of commitment to the Fund and the Current Adviser by the principals of the Current Adviser; the asset levels of the Fund; the overall expenses of the Fund, including certain prior fee waivers and reimbursements by the Current Adviser; and the nature and frequency of advisory fee payments. The Trustees also considered the potential benefits for the Current Adviser in managing the Fund, including the promotion of the Current Adviser’s name and the ability for the Current Adviser to place small accounts into the Fund. The Trustees considered that they had previously compared the fees and expenses of the Fund (including the management fees) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors, in connection with the approval of the Previous Advisory Agreement. Upon further consideration and discussion of the foregoing, the Board concluded that, due to the Current Adviser’s receipt of payment directly from its clients, the lack of fees to be paid to the Current Adviser by the Fund was fair and reasonable in relation to the nature and quality of the services provided by the Current Adviser and that it reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv) Profitability. The Trustees considered that they had previously reviewed the Current Adviser’s profitability in connection with its management of the Fund in connection with the renewal of the Previous Advisory Agreement, and they noted the Current Adviser’s representation that the management of the Fund was not profitable to the Current Adviser. The Board considered the quality of the Current Adviser’s service to the Fund, in connection with the Current Adviser’s “Pay What Is Fair” model.
(v) Economies of Scale. The Trustees noted that the Fund does not have a traditional advisory fee. The Trustees noted that shareholders would benefit from their ability to individually allocate between 0.0% and 2.0% of the net asset value of their account per year as payment to the Current Adviser. The Trustees noted that, in connection with their review of the Previous Advisory Agreement, they had previously reviewed the Fund’s operational history (and noted that the size of the Fund had not provided an opportunity to realize economies of scale) and noted that the Fund was a relatively small size and economies of scale were unlikely to be achieved during the term of the Initial Interim Advisory Agreement. Following further discussion of the Fund’s asset levels and expectations for growth, the Board determined that the Fund’s fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by the Current Adviser.
Based upon all of the foregoing considerations, and after further discussion and careful review, the Board, including a majority of the Independent Trustees, approved the Initial Interim Advisory Agreement for the Fund.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION AND APPROVAL OF THE INITIAL INTERIM ADVISORY AGREEMENT.  SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

PROPOSAL 4

TO RATIFY AND APPROVE THE SECOND INTERIM INVESTMENT ADVISORY AGREEMENT, DATED DECEMBER 18, 2023, BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND ASPIRATION FUND ADVISER, LLC
You are being asked to ratify and approve a Second Interim Investment Advisory Agreement between the Adviser and the Trust, with respect to the Fund, a copy of which is provided in Exhibit G to this Proxy Statement.
As previously discussed, on February 11, 2024, Aspiration Partners, the parent entity of the Current Adviser, and MFP Capital Group, the parent entity of the New Adviser, entered into a purchase agreement.  Pursuant to this agreement, Aspiration Partners agreed to sell certain assets to MFP Capital Group, subject to the satisfaction of certain conditions (including obtaining certain third party consents).  Mission Financial, a subsidiary of MFP Capital Group, relatedly has entered into services agreements with Aspiration Partners pursuant to which Mission Financial has agreed to provide operational support to the Current Adviser during this transition period and to oversee the eventual winding down and termination of the Current Adviser.  As discussed in Proposal 1, shareholders are being asked to approve a New Advisory Agreement between the Trust, on behalf of the Fund, and the New Adviser.
At a meeting held on December 18, 2023, the Board called a shareholder meeting to consider the approval of the New Advisory Agreement.  To provide additional time for the Fund to solicit shareholders to consider the New Advisory Agreement, on December 18, 2023, the Board unanimously approved the Second Interim Advisory Agreement with an initial termination date of March 31, 2024, and the Board subsequently has approved extensions to the term of the agreement.  The Second Interim Advisory Agreement substantively meets the requirements of Rule 15a-4 under the 1940 Act and SEC staff guidance, other than the condition that the interim agreement be approved before the previous agreement is terminated. The Second Interim Advisory Agreement has identical terms and conditions as the Initial Interim Advisory Agreement, except for the effective and termination dates. The Second Interim Advisory Agreement also contains a provision that it will automatically terminate in the event of any “assignment,” as that term is defined in the 1940 Act. The Interim Advisory Agreement will terminate in the event that shareholders of the Fund approve the New Advisory Agreement.  The Fund is relying on SEC staff guidance for the Second Interim Advisory Agreement to be effective. Consistent with the SEC staff guidance, the Current Adviser has agreed that it will not take any compensation under the Second Interim Advisory Agreement.
How does the Proposal affect shareholders of the Fund?
Ratification and approval of the Second Interim Advisory Agreement is not expected to have any material effect on shareholders of the Fund.  The Second Interim Advisory Agreement will terminate upon the approval by shareholders of the Fund of the New Advisory Agreement. The Fund’s shareholders are being asked to ratify and approve the Second Interim Advisory Agreement to confirm the Current Adviser’s authority under that Agreement.

What if the Fund’s shareholders do not approve the Second Interim Advisory Agreement?
Should the Fund’s shareholders not ratify and approve the Second Interim Advisory Agreement, the Board will consider what other action is necessary, appropriate and in the best interests of the Fund and its shareholders under the circumstances.
What did the Board consider when approving the Second Interim Advisory Agreement?
At a meeting of the Board held on December 18, 2023, the Trustees approved the Second Interim Advisory Agreement with the Current Adviser.  In considering whether to approve the Second Interim Advisory Agreement, the Trustees noted that the primary goal of approving the Second Interim Advisory Agreement was to permit sufficient time to consider and approve the New Advisory Agreement.  The Trustees further reviewed and considered the information they deemed reasonably necessary with respect to the Second Interim Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Current Adviser; (ii) the investment performance of the Fund and Current Adviser; (iii) the costs of the services to be provided and fall-out benefits to be realized by the Current Adviser and its affiliates from its relationship with the Fund; (iv) the profitability of the Current Adviser; and (v) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors.
In considering the Second Interim Advisory Agreement, the Trustees took into consideration the information that had been provided to them throughout the year and, in particular, at their December 22, 2022 meeting, at which the Trustees most recently considered and approved the Previous Advisory Agreement. The Board also reviewed, among other things, a copy of the form of the Second Interim Advisory Agreement, noting that it was substantially the same as the Initial Interim Advisory Agreement, except for the effective and termination dates.
In deciding whether to approve the Second Interim Advisory Agreement, the Trustees considered numerous factors, including:
(i) Nature, Extent, and Quality of Services. The Trustees noted that they had considered the responsibilities of the Current Adviser under the Previous Advisory Agreement and that those responsibilities would not change under the Second Interim Advisory Agreement. The Trustees reviewed the services being provided by the Current Adviser to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception; its procedures for overseeing the Sub-Adviser’s investment process and decisions, and assuring compliance with the Fund’s investment objectives, policies and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets and assist in the distribution of the Fund’s shares. The Trustees also evaluated: the Current Adviser’s staffing, personnel, and methods of operation; the background and experience of the Current Adviser’s personnel; the Current Adviser’s compliance program; the financial condition of the Current Adviser; and the potential impact of the Transaction on the nature, extent and quality of services provided by the Current Adviser.  The Trustees also considered that the Current Adviser is expected to continue providing the same level of compliance operational support to the Fund under the Second Interim Advisory Agreement.  After reviewing the foregoing information and further information from the Current Adviser, the Board concluded that the nature, extent, and quality of the services provided by the Current Adviser were satisfactory and adequate for the Fund.

(ii) Performance. The Trustees considered that they had previously compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., peer group averages provided by Broadridge); the consistency of the Current Adviser’s management of the Fund with its investment objective, policies and limitations; the short-term investment performance of the Fund; the Current Adviser’s experience overseeing the management of the Fund; and the Current Adviser’s historical investment performance. Upon further consideration, the Board concluded that the investment performance of the Fund and the Current Adviser was satisfactory.
(iii) Fees and Expenses; Fall-out Benefits to the Current Adviser.  The Board considered the fees and expenses in connection with the Current Adviser’s management of the Fund, including any fall-out benefits derived by the Current Adviser and its affiliates resulting from its relationship with the Fund.  In particular, the Trustees noted that the Current Adviser would not be entitled to management fees from the Fund or its clients under the Second Interim Advisory Agreement. The Trustees considered the Current Adviser’s staffing, personnel, and methods of operation; the background and experience of the Current Adviser’s personnel; the Current Adviser’s compliance program; the financial condition of the Current Adviser; the level of commitment to the Fund and the Current Adviser by the principals of the Current Adviser; the asset levels of the Fund; and the overall expenses of the Fund, including certain prior fee waivers and reimbursements by the Current Adviser. The Trustees also considered the potential benefits for the Current Adviser in managing the Fund, including the promotion of the Current Adviser’s name and the ability for the Current Adviser to place small accounts into the Fund. The Trustees considered that they had previously compared the fees and expenses of the Fund (including the management fees) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors, in connection with the approval of the Previous Advisory Agreement. Upon further consideration and discussion of the foregoing, the Board concluded that the lack of fees to be paid to the Current Adviser by the Fund was fair and reasonable in relation to the nature and quality of the services provided by the Current Adviser and that, because the lack of fees is required by SEC staff guidance, it reflected charges that were better than what could have been negotiated at arm’s length.
(iv) Profitability. The Trustees considered that they had previously reviewed the Current Adviser’s profitability in connection with its management of the Fund in connection with the renewal of the Previous Advisory Agreement. In considering the profitability of the Current Adviser, the Trustees noted that the Current Adviser would not be entitled to management fees from the Fund or its clients under the Second Interim Advisory Agreement.
(v) Economies of Scale. The Trustees noted that, in connection with their review of the Previous Advisory Agreement, they had previously reviewed the Fund’s operational history (and noted that the size of the Fund had not provided an opportunity to realize economies of scale) and noted that the Fund was a relatively small size and economies of scale were unlikely to be achieved during the term of the Second Interim Advisory Agreement. In considering economies of scale, the Trustees also noted that the Current Adviser would not be entitled to management fees from the Fund or its clients under the Second Interim Advisory Agreement. Following further discussion of the Fund’s asset levels and expectations for growth, the Board determined that the Fund’s fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by the Current Adviser.

Based upon all of the foregoing considerations, and after further discussion and careful review, the Board, including a majority of the Independent Trustees, approved the Second Interim Advisory Agreement for the Fund.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION AND APPROVAL OF THE SECOND INTERIM ADVISORY AGREEMENT.  SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

OTHER BUSINESS
The Board does not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.
ADDITIONAL INFORMATION
Current Adviser
Aspiration Fund Adviser, LLC, located at 4551 Glencoe Avenue Marina Del Rey, CA 90292, currently serves as the investment adviser to the Fund.  The Current Adviser is a wholly owned subsidiary of Aspiration Partners, also located at 4551 Glencoe Avenue Marina Del Rey, CA 90292.
The Current Adviser does not serve as an investment adviser to any other fund having a similar investment objective as the Fund.
Additional information about the Current Adviser is found in Exhibit B to this Proxy Statement entitled, “More Information About the Current Adviser and the New Adviser.”
New Adviser
Mission Investment Advisors LLC is located at One Embarcadero Center, Suite 800, San Francisco, CA 94111.  The New Adviser is a wholly owned subsidiary of MFP Capital Group, Inc., also located at One Embarcadero Center, Suite 800, San Francisco, CA 94111. MFP Capital Group, Inc. is controlled by Tim Newell.
The New Adviser does not serve as an investment adviser to any other fund having a similar investment objective as the Fund.
Additional information about the New Adviser is found in Exhibit B to this Proxy Statement entitled, “More Information About the Current Adviser and the New Adviser.”
Sub-Adviser
UBS Asset Management (Americas) LLC, located at 787 Seventh Avenue, New York, NY 10019, serves as investment sub-adviser for the Aspiration Redwood Fund. The Sub-Adviser is owned by UBS Americas Inc. and CSAM Americas Holding Corp.  UBS Americas Inc. is wholly-owned by UBS Americas Inc. and CSAM Americas Holding Corp. is an indirect, wholly-owned subsidiary of UBS Americas Inc.  UBS Americas Inc. is a wholly-owned subsidiary of UBS Americas Holding LLC, which is a wholly-owned subsidiary of UBS AG.  UBS AG is a wholly-owned subsidiary of UBS Group AG (“UBS”).  UBS is an internationally diversified organization headquarter in Zurich, Switzerland, with operations in many areas of the financial services industry.  UBS Americas Inc. and UBS Americas Holding LLC are located at 1285 Avenue of the Americas, New York, NY 10019.  UBS AG and UBS are located at Bahnhofstrasse 45, 8001 Zurich, Switzerland.

The principal executive officers of the subadviser is set forth in Exhibit C to this Proxy Statement, entitled, “More Information About the Current Subadviser.”
Distributor
Capital Investment Group, Inc., located at 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609, serves as the principal underwriter of the Fund.
Administrator
The Nottingham Company, located at 116 S. Franklin Street, Rocky Mount, North Carolina 27804, serves as the administrator for the Fund.
Reliance on Section 15(f) of the 1940 Act
The Board has been advised that, in connection with the Transaction, the parties to the Transaction Agreement intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act), to receive any amount or benefit in connection with a change in control of an investment adviser subject to certain conditions being met.  Because affiliates of the Current Adviser may be deemed to receive a “benefit” in connection with the Transaction, the parties to the Transaction Agreement seek to rely on Section 15(f).
To rely on Section 15(f), two conditions must be met.  First, for a period of three years after the closing of the Transaction, at least 75% of the Board must be comprised of persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Current Adviser or successor adviser.  The Fund intends to use its best efforts to comply with this 75% requirement with respect to the Board for the three-year period from the date the Transaction closed.
The second condition of Section 15(f) is that, for a period of two years following the closing of the Transaction, there must not be imposed on the Fund any “unfair burden” as a result of the Transaction or any express or implied terms, conditions, or understandings related to it. An “unfair burden” would include any arrangement whereby an “adviser” or an “interested person” of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Fund or their shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for a Fund). If approved, the changes to the management fee and the expense limit could result in an increase to the Fund’s expense ratio. However, the Current Adviser has indicated that the average advisory fee paid to the Current Adviser by Fund shareholders as of September 30, 2023 is 0.45%, and that the average advisory fee paid to the Adviser by Fund shareholders who have chosen to pay a non-zero fee as of September 30, 2023 is 0.88%. In addition, the maximum “Pay What Is Fair” fee of 2.00% is reflected in the Fund’s fee table and the Fund’s performance in the Fund’s prospectus, and thus the proposed fee and expense levels will be well within reasonable expectations regarding an investment in the Fund. Furthermore, the Current Adviser and the New Adviser believe that the proposed change to the management fee structure and the related change to the expense limit are necessary and appropriate for the Fund to be sustainable in the long term. The higher fees and expenses resulting from the change to the management fee structure and the related change to the expense limit will compensate the New Adviser and the Fund’s other service providers for bona fide advisory and other services and will not be used to finance the costs of the Transaction. In light of these considerations, the Current Adviser and the New Adviser do not believe that the higher fees and expenses will constitute an “unfair burden” on shareholders.

Voting Information
Shareholders of record of the Trust on the Record Date are entitled to be present and to vote at the Meeting.  Exhibit H to this Proxy Statement sets forth the number of shares of the Fund issued and outstanding on the Record Date.
With respect to the actions to be taken by the shareholders of the Fund on the matters described in this Proxy Statement, one-third of the outstanding shares present at the Meeting by proxy or in person of the Funds shall constitute a quorum at the Meeting.  For purposes of determining the presence of a quorum for transacting business at the Meeting and determining whether sufficient votes have been received for approval of the Proposals, abstentions, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum at the Meeting. Accordingly, abstentions effectively will be a vote against the Proposals, for which the required vote is a percentage of the shares present or outstanding.
Vote Required for the Proposal
Approval of each of the Proposals requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.
Proxy-Related Expenses
The Current Adviser will bear all of the costs and expenses associated with Proposals, including all of the costs associated with the solicitation of proxies from Fund shareholders, which consists of the costs associated with the preparation, printing and distribution of the proxy materials.  Solicitations may be made by regular mail, telephone, e-mail, or other personal contact by officers or employees of the Current Adviser or by the proxy soliciting firm retained by the Fund to assist with the solicitation process. EQ Fund Solutions, LLC has been retained to provide proxy solicitation services in connection with the Meeting and the costs of the firm are being borne solely by the Current Adviser and not by the Fund.  In addition, the Current Adviser may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners.
Affiliated Brokerage
During its most recent fiscal year, no commissions were paid to any affiliated brokers in connection with the purchase or sale of securities for the Fund by the Current Adviser.

Ownership of Shares
[As of the Record Date, no person owned of record and/or beneficially 5% or more of the outstanding shares of the Fund.]
[As of the Record Date, each of the Trustees and executive officers of the Trust beneficially owned individually and, collectively as a group, less than 1% of the outstanding shares of the Fund.]
Shareholder Communications and Proposals
The Fund has not received any shareholder proposals for this Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received within a reasonable period of time before the Fund begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws relating to inclusion.
A shareholder proposal intended to be presented at any future meetings of the Fund’s shareholders should be sent to Aspiration Funds, 4551 Glencoe Avenue Marina Del Rey, CA 90292. The Fund does not hold annual meetings of shareholders.
Rescission Offer

In connection with the transfer of shares of Aspiration Partners, the parent entity of the Current Adviser, that occurred on June 26, 2023 and that could be deemed an assignment of the Previous Advisory Agreement for purposes of the 1940 Act and therefore resulting in the automatic termination of the agreement, and related interim advisory contracts, the Trust is offering shareholders an opportunity to rescind any purchases of shares of the Fund (“Eligible Shares”) that were made between October 31, 2022 and [ ], 2024 (the “Affected Period”). The rescission offer is being made through a separate offer letter sent to eligible Fund shareholders.

Under the rescission offer, the Trust is offering to rescind all sales of Eligible Shares for the following amount: (1) shareholders’ purchase price for the shares; (2) plus interest, calculated from the purchase date until the date the rescission payment is made by the  Fund using the greater of (i) the interest rate for Federal judgments, determined in accordance with the rate and method of calculation set forth in 28 U.S.C.ss.1961(a) and (b), or (ii) the applicable interest rate designated by the state law of the state of the shareholder’s residence; (3) minus any dividends declared and paid or payable with respect to such shares.  In addition, for shares redeemed prior to receiving this redemption offer, prior redemption proceeds would be subtracted from the amount payable under the rescission offer.

The outcome of the proxy will not affect the rescission offer.

Exhibit A

FORM OF NEW ADVISORY AGREEMENT
INVESTMENT ADVISORY AGREEMENT
AGREEMENT made this [ ]th day of [ ],  between Aspiration Funds (the “Trust”), a Delaware statutory trust having its principal place of business at 4551 Glencoe Avenue, Marina Del Rey, California 90292, on behalf of the Fund(s) listed on Schedule A, and Mission Investment Advisors LLC (the “Investment Adviser”), an investment adviser having its principal place of business at One Embarcadero Center, Suite 800, San Francisco, CA 94111.
WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);
WHEREAS, the Investment Adviser is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Advisers Act of 1940, as amended; and
WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory and administrative services to certain investment portfolios of the Trust and may retain the Investment Adviser to serve in such capacity with respect to certain additional investment portfolios of the Trust, all as now or hereafter may be identified in Schedule A hereto as such Schedule may be amended from time to time (each investment portfolio is individually referred to herein as a “Fund” and collectively as the “Funds”) and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws and regulations;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
1.
Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Fund(s) for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A, which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

2.	Delivery of Documents. The Trust has furnished the Investment Adviser with copies, properly certified or authenticated, of each of the following:
(a)	the Trust’s Certificate of Trust, filed with the Delaware Secretary of State on October 22, 2013, and any and all amendments thereto or restatements thereof (the “Certificate of Trust”);
(b)	The Trust’s Amended and Restated Agreement and Declaration of Trust, dated May 12, 2014, and any and all amendments thereto or restatements thereof;

Exh. A-1

(c)	the Trust’s By-Laws and any and all amendments thereto or restatements thereof;
(d)	resolutions of the Trust’s Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;
(e)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act, as filed with the Commission, and all amendments thereto;
(f)	the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the “1933 Act”), and under the 1940 Act as filed with the Commission and all amendments thereto; and
(g)
the most recent Prospectus, Summary Prospectus and Statement of Additional Information of each of the Funds (such Prospectus, Summary Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively referred to as the “Prospectus”).

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.
3.
Management. Subject to the supervision of the Trust’s Board of Trustees, the Investment Adviser will provide a continuous investment program for the Fund(s), including investment research and management with respect to all securities and investments and cash equivalents in the Fund(s). The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Fund(s). The Investment Adviser will provide the services under this Agreement in accordance with each Fund’s investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Trust’s Board of Trustees. The Investment Adviser further agrees that it:

(a)	will use the same skill and care in providing such services as it uses in providing services to its other accounts for which it has investment responsibilities;
(b)
will conform with all applicable Rules and Regulations of the Commission under the 1940 Act and, in addition, will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

(c)
will place or cause to be placed orders for a Fund either directly with the issuer or with any broker or dealer. Subject to the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, the Investment Adviser may effect securities transactions which cause the Fund to pay an amount of commission in excess of the amount of commission another broker or dealer would have charged, provided that the Investment Adviser determined in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the broker or dealer utilized by the Investment Adviser. However, a broker or dealer’s sale or promotion of Fund shares shall not be a factor considered by the Investment Adviser or its personnel responsible for selecting brokers or dealers to effect securities transactions on behalf of the Fund(s), nor shall the Investment Adviser enter into any agreement or understanding under which it will direct brokerage transactions or revenue generated by those transactions to brokers or dealers to pay for distribution of Fund shares. In no instance will portfolio securities be purchased from or sold to the Trust’s principal underwriter, the Investment Adviser, or any affiliated person of the Trust, the Trust’s principal underwriter, or the Investment Adviser, except to the extent permitted by the 1940 Act and the Commission;

Exh. A-2

(d)
will maintain all books and records with respect to the securities transactions of the Fund(s) and will furnish the Trust’s Board of Trustees with such periodic and special reports as the Board may request; and

(e)
will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Fund(s), including a Fund’s portfolio holdings, and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

The Investment Adviser may, subject to the approval of the Trust’s Board of Trustees, appoint a sub-adviser to provide the services contemplated hereunder; provided, however, that the Investment Adviser shall not be relieved of any of its obligations under this Agreement by the appointment of such sub-adviser and provided further, that the Investment Adviser shall be responsible, to the extent provided in Section 8 hereof for all acts of such sub-adviser as if such acts were its own.
4.
Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

5.
Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund(s) are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6.
Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any, taxes, borrowing costs (such as dividend expenses on securities sold short and interest)) purchased for the Fund. The Investment Adviser shall not be obligated under this Agreement to pay expenses of or for the Trust or any Fund not expressly assumed by the Investment Adviser in this Section 6 or as the Investment Adviser may voluntarily assume by separate written agreement.

Exh. A-3

7.
Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Fund(s) will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee as set forth on Schedule A hereto. The obligation of the Fund(s) to pay the above-described fee to the Investment Adviser will begin as of the date of the initial public sale of shares in the Fund(s). The fee attributable to a Fund shall be the obligation of that particular Fund and not of any other Fund. Such fee will be paid quarterly in arrears.

8.
Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9.
Duration and Termination. This Agreement will become effective with respect to each Fund listed on Schedule A as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the Commission), provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue for an initial term of two years. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive one-year terms, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on 60 days’ written notice, without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” shall have the same meanings as ascribed to such terms in the 1940 Act.

10.
Investment Adviser’s Representations. The Investment Adviser hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations.

11.
Use of Name. The Trust and the Investment Adviser acknowledge that all rights to the name “Mission Investment Advisors” or any variation thereof belonging to the Investment Adviser or its affiliates (“Mission Financial”). Mission Financial has consented to the use by the Trust and by each Fund to the identifying word “Mission Financial” or any variation thereof in the name of the Trust and of each Fund. Such consent is conditioned upon the Trust’s employment of an affiliate of Mission Financial as investment adviser to the Trust and to each Fund. There is no charge to the Trust for the consent to use this name.

12.
Confidentiality. Without the prior consent of the other party, no party shall disclose Confidential Information (as defined below) of any other party received in connection with the services provided under this Agreement. The receiving party shall use the same degree of care as it uses to protect its own confidential information of like nature, but no less than a reasonable degree of care, to maintain in confidence the Confidential Information of the disclosing party. The foregoing provisions shall not apply to any information that (i) is, at the time of disclosure, or thereafter becomes, part of the public domain through a source other than the receiving party, (ii) is subsequently learned from a third party that, to the knowledge of the receiving party, is not under an obligation of confidentiality to the disclosing party, (iii) was known to the receiving party at the time of disclosure, or (iv) is generated independently by the receiving party, or (v) is disclosed pursuant to applicable law, subpoena, applicable professional standards, request of a governmental or regulatory agency, or other process after reasonable notice to the other party. The parties further agree that a breach of this provision would irreparably damage the other party and accordingly agree that each of them is entitled, in addition to all other remedies at law or in equity, to an injunction or injunctions without bond or other security to prevent breaches of this provision.

Exh. A-4

For the purpose of this Agreement, Confidential Information shall mean NPPI (as defined below), any information identified by either party as “Confidential” and/or “Proprietary” or which, under all of the circumstances, ought reasonably to be treated as confidential and/or proprietary, or any nonpublic information obtained hereunder concerning the other party.
Nonpublic personal information relating to shareholders of the Trust (“NPPI”) provided by, or at the direction of, the Trust to the Adviser, or collected or retained by the Investment Adviser in the course of performing its duties and responsibilities under this Agreement shall remain the sole property of the Trust. The Investment Adviser shall not give, sell or in any way transfer such Confidential Information to any person or entity, other than affiliates of the Investment Adviser except in connection with the performance of the Investment Adviser’s duties and responsibilities under this Agreement, at the direction of the Trust or as required or permitted by law (including applicable anti-money laundering laws). The Investment Adviser represents, warrants and agrees that it has in place and will maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of records and information relating to shareholders of the Trust. The Investment Adviser represents to the Trust that it has adopted a statement of its privacy policies and practices as required by Regulation S-P and agrees to provide the Trust with a copy of that statement annually.
The parties agree to comply with any and all regulations promulgated by the Securities and Exchange Commission or other applicable laws regarding the confidentiality of shareholder information.
The provisions of this Section shall survive the termination of this Agreement.
Exh. A-5

13.
Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

14.	Governing Law. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the State of Delaware.
15.
Miscellaneous. A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that this Agreement is executed by the Trust on behalf of the Fund(s) by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Trust.

Exh. A-6

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.
Aspiration Funds
By: _________________________________ [ ]
Mission Investment Advisors LLC
By: _________________________________ [ ]

Exh. A-7

SCHEDULE A
TO THE
INVESTMENT ADVISORY AGREEMENT
BETWEEN ASPIRATION FUNDS
AND
MISSION INVESTMENT ADVISORS LLC

Name of Fund	Compensation
Aspiration Redwood Fund	Annual rate of 0.50% of the average daily net assets of the Fund.

Exh. A-8

Exhibit B

More Information About the Current Adviser and the New Adviser
1.	Fees paid to the Current Adviser and its Affiliates
The Fund pays no fees to the Current Adviser as compensation for management services.  Only clients of the Current Adviser may invest in the Fund.  These advisory clients must establish an advisory relationship and open an individual advisory account with the Adviser before investing in the Fund.  The Current Adviser does not impose a set fee to manage individual advisory accounts.  Instead, advisory clients can pay the Current Adviser a fee in the amount they believe is fair, ranging from 0% to 2% of the value of the account.  For the fiscal year ended September 30, 2023, the Current Adviser received $574,514 in fees from such advisory clients.
The Fund has adopted distribution and service plans allowed under Rule 12b-1 under the 1940 Act that authorize the Fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders. For the fiscal year ended September 30, 2023, the Current Adviser received $0 in distribution and service fees from the Fund.
Prior to December 18, 2023, Aspiration Financial LLC, an affiliate of the Current Adviser, served as the principal underwriter and distributor of the Fund’s shares.  For the fiscal year ended September 30, 2023, Aspiration Financial LLC received $0 from the Fund.
The Fund did not pay any other fees to the Current Adviser, its affiliated persons or any affiliated person of such person during the most recent fiscal year for services provided to the Fund.
Information about the Current Adviser’s Principal Executive Officers and Certain Trustees
The following table sets forth certain information with respect to the principal executive officers of Aspiration Fund Adviser, LLC:
Name and Address	Principal Occupation
Kushal Abeywickrama 4551 Glencoe Avenue Marina Del Rey, CA 90292	Compliance Consultant for InnReg, Chief Compliance Officer of the Current Adviser and the New Adviser
Timothy L. Newell 4551 Glencoe Avenue Marina Del Rey, CA 90292	Chief Executive Officer of Mission Financial Partners, Chief Executive Officer of the Current Adviser and the New Adviser
Matt Bergin 4551 Glencoe Avenue Marina Del Rey, CA 90292	Chief Executive Officer of Aspiration Financial, Chief Operating Officer of Mission Financial Partners, Chief Operating Officer and Treasurer of the Current Adviser and the New Adviser

The following table lists the officers or Trustees of the Trust who hold positions with the Current Adviser (or an affiliated entity):
Exh. B-1

Name	Positions Held with the Trust and the Current Adviser (or an Affiliated Entity)
Tim Newell	Principal Executive Officer, Aspiration Funds; President and Chief Executive Officer of the Current Adviser.
Matt Bergin	Principal Financial Officer, Aspiration Funds; Chief Executive Officer, Aspiration Financial; Chief Operating Officer and Treasurer of the Current Adviser.
Samantha Lovell	Treasurer and Principal Accounting Officer, Aspiration Funds; Senior Director, Aspiration Partners.

2.	Fees paid to the New Adviser and its Affiliates
The Fund did not pay any fees to the New Adviser, its affiliated persons or any affiliated person of such person during the most recent fiscal year for services provided to the Fund.
Information about the New Adviser’s Principal Executive Officers and Certain Trustees
The following table sets forth certain information with respect to the principal executive officers of Mission Financial Advisors LLC:
Name and Address	Principal Occupation
Kushal Abeywickrama One Embarcadero Center, Suite 800, San Francisco, CA 94111	Compliance Consultant for InnReg; Chief Compliance Officer of the Current Adviser and the New Adviser
Timothy L. Newell One Embarcadero Center, Suite 800, San Francisco, CA 94111	Chief Executive Officer of Mission Financial Partners; Chief Executive Officer of the Current Adviser and the New Adviser
Matt Bergin One Embarcadero Center, Suite 800, San Francisco, CA 94111	Chief Executive Officer for Aspiration Financial; Chief Operating Officer of Mission Financial Partners; Chief Operating Officer and Treasurer of the Current Adviser and the New Adviser
Samantha Lovell One Embarcadero Center, Suite 800, San Francisco, CA 94111	Senior Director, Aspiration Partners; Chief Financial Officer and Secretary of the New Adviser

The following table lists the officers or Trustees of the Trust who hold positions with the New Adviser (or an affiliated entity):
Name	Positions Held with the Trust and the New Adviser (or an Affiliated Entity)
Tim Newell	Principal Executive Officer, Aspiration Funds; President and Chief Executive Officer of the New Adviser.
Matt Bergin	Principal Financial Officer, Aspiration Funds; Chief Operating Officer and Treasurer of the New Adviser.
Samantha Lovell	Treasurer and Principal Accounting Officer, Aspiration Funds; Chief Financial Officer and Secretary of the New Adviser.
Exh. B-2

Exhibit C

More Information About the Current Sub-Adviser
Name	Position(s)	Other Substantial Business, Profession, Vocation or Employment
Peter Gyr	Managing Director and Head of Compliance & Operational Risk Control AM Americas	Trust Officer of UBS Asset Management Trust Company
Bary Gill	Head of Investments	None
Joseph Elegante	Managing Director, Portfolio Manager – Global Equities	Trust Officer of UBS Asset Management Trust Company
Adam Jokich	Executive Director, Portfolio Manager – Global Equities	Trust Officer of UBS Asset Management Trust Company
Emily Kulback	Manager (Board)	Head of Products Americas
Ralph Mattone	Treasurer, Chief Financial Officer, and Managing Director	Chief Financial Officer, Managing Director and Regional Group Controller of UBS Securities LLC and UBS Financial Services Inc.; Treasurer of UBS Asset Management Trust Company
Barry Mullen	Executive Director and Chief Compliance Officer – Americas	Executive Director and Chief Compliance Officer of UBS AM (US); Chief Compliance Officer and Trust Officer of UBS Asset Management Trust Company
James Poucher	Manager (Board), Managing Director, President, Chief Executive Officer, and Head of UBS Asset Management Americas	Head AM Americas and AM Operations, Accounting and Control
Michael Rongetti	Manager (Board)	Head of Credit Suisse AM
Philip Stacey	Managing Director, Head of Legal – UBS AM Americas, and Secretary	Assistant Secretary of UBS AM (US); Assistant Secretary and Trust Officer of UBS Asset Management Trust Company
Meggan Zabel	Manager (Board)	Head of Investments Business Management; Board Director, UBS Asset Management Trust Company

Exh. C-1

Exhibit D

ESTIMATED COMPARISON OF FEES AND EXPENSES

The information in the tables describe the fees and expenses that an investor may pay if the investor buys, holds, and sells shares of the Fund under the current Pay What is Fair (“PWIF”) fee model (including both the minimum and maximum management fee payable under PWIF, 0.00% and 2.00%, respectively) and pro forma fees and expenses reflecting the changes to the Fund’s management fee and the expense limit that will take effect if shareholders approve Proposal 1.  The information in the tables is based on fees and expenses as shown in the Fund’s prospectus, except with respect to certain of the pro forma information, which has been revised to reflect a new management fee and expense limit.  Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be different from those shown.

Shareholder Fees (fees paid directly from your investment)	Minimum PWIF Fee	Maximum PWIF	Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	0.00%	0.00%	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%	0.00%	0.00%

Exh. D-1

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Minimum PWIF Fee	Maximum PWIF	Pro Forma
Management Fees	0.00%[1]	2.00%[1]	0.50%
Distribution and/or Service (12b-1) Fee[2]	0.00%	0.00%	0.00%
Other Expenses	0.80%	0.80%	0.80%
Total Annual Fund Operating Expenses	0.80%	2.80%	1.30%
1. Investors in the Fund are clients of Aspiration Fund Adviser, LLC (the “Adviser”), and may pay the Adviser a fee in the amount they believe is fair ranging from 0% to 2.00% of the value of the account. This is reflected in the “Minimum PWIF Fee” and “Maximum PWIF Fee” columns. These amounts will not be deducted from Fund assets.

2.  Distribution and/or Service (12b-1) Fees are less than 0.00%.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Fund for the time period indicated and then sell or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current Fees and Expenses (Assuming no Payments to the Adviser)	$82	$255	$444	$990
Current Fees and Expenses (Assuming a Payment of 2.00% of the Value of the Shareholder’s Account)	$283	$868	$1,479	$3,128
Pro Forma Fees and Expenses	$137	$430	$744	$1,634

Exh. D-2

Exhibit E

FORM OF NEW SUB-INVESTMENT ADVISORY AGREEMENT

SUB-INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of [ ], between Mission Investment Advisors LLC (the “Investment Adviser”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and UBS Asset Management (Americas) LLC (the “Sub-Adviser”), a Delaware corporation registered as an investment adviser under the Advisers Act, with respect to the Aspiration Redwood Fund (the “Fund”), a series of Aspiration Funds (the “Trust”).
WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);
WHEREAS, the Investment Adviser serves as investment adviser for the Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Investment Adviser dated as of the [ ] (the “Advisory Agreement”);
WHEREAS, the Advisory Agreement permits the Investment Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act;
WHEREAS, the Investment Adviser desires to retain Sub-Adviser to assist it in the provision of a continuous investment program for that portion of the Fund’s assets that the Investment Adviser will delegate to the Sub-Adviser, and Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement; and
WHEREAS, the Adviser has received (and has provided to the Trust) a copy of Part 2 of the Sub-Adviser’s Form ADV, as amended;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
1.
Appointment. The Investment Adviser hereby appoints the Sub-Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Delivery of Documents. The Investment Adviser has furnished the Sub-Adviser with copies, properly certified or authenticated, of each of the following:
(a)	resolutions of the Trust’s Board of Trustees authorizing the appointment of the Sub-Adviser as sub-adviser of the Fund and approving this Agreement;

Exh. E-1

(b)
if and to the extent the Fund has any shareholders and to the extent required, (i) proof of shareholder approval of the appointment of the Sub-Adviser, or (ii) a copy of any applicable orders of exemption issued by the Securities and Exchange Commission (the “SEC”) concerning shareholder approval requirements;

(c)
the most recent Prospectus, Summary Prospectus and Statement of Additional Information relating to any class of Shares representing interests in the Fund (such Prospectus, Summary Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively referred to as the “Prospectus”);

(d)	The Fund’s Advisory Agreement;
(e)	The Trust’s most recent effective registration statement and financial statements as filed with the SEC (if any);
(f)	The Trust’s Amended and Restated Agreement and Declaration of Trust and By-Laws; and
(g)	Any policies, procedures or instructions adopted or approved by the Trust’s Board of Trustees relating to obligations and services provided by the Sub-Adviser.
The Investment Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.
3.
Management. Subject to the supervision of the Investment Adviser, the Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to the portion of the securities and investments and cash equivalents in the Fund assigned to the Sub-Adviser. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund and place, from time to time, orders for all purchases and sales made for the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund’s investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Trust’s Board of Trustees, provided that the Sub-Adviser has notice or knowledge of any changes by the Board of Trustees to such investment objectives, policies or restrictions.

The Sub-Adviser is authorized on behalf of the Fund to (i) enter into agreements and execute any documents required to meet the obligations of the Fund with respect to any investments made for the Fund Account which shall include any market and/or industry standard documentation and the standard representations contained therein; and (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures. The Sub-Adviser further shall have authority to instruct the Trust to: (i) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold in the Fund, and (ii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meet the obligations of the Fund with respect to any investments made for the Fund account. The Sub-Adviser shall not have the authority to cause the Trust to deliver securities and other property, or pay cash to the Sub-Adviser other than payment of the management fee provided for in this Agreement.
Exh. E-2

The Sub-Adviser further agrees that it:
(a)	will use the same skill and care in providing such services as it uses in providing services to its other similar client mandates for which it has investment responsibilities;
(b)
will conform with all applicable Rules and Regulations of the SEC under the 1940 Act and, in addition, will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

(c)
will place or cause to be placed orders for a Fund either directly with the issuer or with any broker or dealer. Subject to the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser may affect securities transactions which cause the Fund to pay an amount of commission in excess of the amount of commission another broker or dealer would have charged, provided that the Investment Adviser determined in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the broker or dealer utilized by the Investment Adviser. However, a broker or dealer’s sale or promotion of Fund shares shall not be a factor considered by the Sub-Adviser or its personnel responsible for selecting brokers or dealers to effect securities transactions on behalf of the Fund(s), nor shall the Sub-Adviser enter into any agreement or understanding under which it will direct brokerage transactions or revenue generated by those transactions to brokers or dealers to pay for distribution of Fund shares. In no instance will portfolio securities be purchased from or sold to the Trust’s principal underwriter, the Investment Adviser, the Sub-Adviser or any affiliated person of the Trust, the Trust’s principal underwriter, Investment Adviser or Sub-Adviser, except to the extent permitted by the 1940 Act and the Commission;

(d)
will maintain all books and records with respect to the securities transactions of the Fund and will furnish the Trust’s Board of Trustees with such periodic and special reports as the Board may request; and

Notwithstanding any other provision to the contrary, the Sub-Adviser shall have no obligation to perform the following services or to have employees of the Sub-Adviser perform the following roles, as applicable: (a) shareholder services or support functions, such as responding to shareholders’ questions about the Fund or its investments or strategies; (b) providing employees of the Sub-Adviser to serve as officers of the Trust; (c) providing employees of the Sub-Adviser to serve as the Trust’s Chief Compliance Officer and associated staff; or (d) monitoring or informing the Adviser of class action litigation involving the securities held by the Fund.
Exh. E-3

The Sub-Adviser may delegate portfolio management and administrative and back office duties to its affiliates and may share such information as necessary to accomplish these purposes. In all cases, the Sub-Adviser shall remain liable as if such services were provided directly. No additional fees shall be imposed for such services except as otherwise agreed.
4.
Objective, Policies and Restrictions. The Investment Adviser will, or will cause the Trust to, on an ongoing basis, notify the Sub-Adviser in advance in writing of each change in the fundamental and non-fundamental investment policies of the Fund and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement.

5.
Transaction Procedures. All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the administrator designated by the Trust or any other designated agent of the Trust, all investment orders for the Fund placed by it with brokers and dealers. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

6.
Proxies. The Investment Adviser hereby delegates to the Sub-Adviser the Investment Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments. The Sub-Adviser shall have the power to vote, either in person or by proxy, the portion of the securities assigned to the Sub-Adviser in which the Fund may be invested from time to time. The Sub-Adviser will provide the Investment Adviser with a copy of the Sub-Adviser’s proxy voting policies and procedures and establish a process for the timely distribution of the Sub-Adviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended, Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

7.
Agent. Subject to any other written instructions of the Investment Adviser or the Trust, the Sub-Adviser is hereby appointed as agent and attorney-in-fact for the Fund for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Fund. Upon written request by the Investment Adviser, the Sub-Adviser agrees to provide the Investment Adviser and the Trust with copies of any such agreements executed specifically on behalf of the Fund.

Exh. E-4

8.	Services Not Exclusive.
(a)
The Sub-Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Sub-Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund or the Trust.

(b)
Nothing in this Agreement shall limit or restrict the Sub-Adviser, affiliates, or any of either of their respective members, partners, officers, or employees from buying, selling or trading in any securities for its or their own account. The Investment Adviser acknowledges (and represents that the Trust has acknowledged) that the Sub-Adviser, its affiliates and their respective members, partners, officers, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Fund. The Sub-Adviser shall have no obligation to acquire for the Fund a position in any investment which the Sub-Adviser, any affiliate, or any of their respective members, partners, officers, or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Sub-Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

(c)
The Sub-Adviser agrees that this Section does not constitute a waiver by the Trust or the Investment Adviser of the obligations imposed upon the Sub-Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Trust or the Investment Adviser of the obligations imposed upon the Sub-Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder. Further, the Sub-Adviser agrees that this does not constitute a waiver by the Trust or the Investment Adviser of the fiduciary obligation of the Sub-Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Sub-Adviser agrees that this Section 8 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

9.
Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

Exh. E-5

10.
Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. Notwithstanding anything to the contrary, the Sub-Adviser shall, for absence of doubt, not (i) pay for the cost of securities (including brokerage commissions, if any, taxes, borrowing costs (such as dividend expenses on securities sold short and interest)) purchased for the Fund, or (ii) be required to pay any other expenses of or for the Trust or the Fund that have not been expressly assumed by the Investment Adviser.

11.
Compensation. For the services provided pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee as set forth on Schedule A hereto. Such fee will be paid quarterly in arrears.

12.	Limitation of Liability.
(a)
The Sub-Adviser, its officers, directors, employees, agents or affiliates shall not be liable to the Investment Adviser or the Fund or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser’s duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b)
The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. The Sub-Adviser shall not be deemed to have breached this Agreement or any investment restrictions or policies applicable to the Fund in connection with fluctuations arising from market movements and other events outside the control of the Sub-Adviser or its agents.

(c)
The Sub-Adviser shall not be liable to the Investment Adviser, the Fund, or their shareholders, or the Trust for any action taken of failure to act in good faith reliance upon: (i) information, instructions, or requests, whether oral or written, with respect to the Fund made to the Sub-Adviser by a duly authorized officer of the Investment Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board of Trustees of the Trust; all except by reason of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, fraud, reckless disregard, or willful misconduct in connection with performing its duties under this Agreement.

(d)	Without limiting the generality of the foregoing, neither the Adviser nor the Sub-Adviser will be liable for any indirect, special, incidental, or consequential damages.

Exh. E-6

13.
Duration and Termination. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years from the date above, and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and by the vote of a majority of the Trust’s Board of Trustees or (b) by a vote of the “vote of a majority of the outstanding voting securities” of the Fund, which means the lesser of (i) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

14.	Termination. Notwithstanding the foregoing, this Agreement may be terminated, without the payment of any penalty:
(a)	by the Trust by vote of the Trust’s Board of Trustees or by a vote a majority of the outstanding voting securities of the Fund;
(b)	by the Investment Adviser or the Sub-Adviser at any time on 60 days’ written notice;
(c)
by any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 20 days of written notice of the breach; or

(d)	Immediately in the event of its assignment.
15.
Sub-Adviser’s Representations. The Sub-Adviser hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations. The Sub-Adviser further represents the following:

(a)	The Sub-Adviser is registered as an investment adviser under the Advisers Act;
(b)
The Sub-Adviser is a corporation duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)
The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

Exh. E-7

(d)
The Form ADV provided to the Investment Adviser and the Trust by the Sub-Adviser is a true and complete copy of the form, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

16.
Investment Adviser Representations. The Investment Adviser hereby represents and warrants that it is willing and possesses all requisite legal authority to retain the Sub-Adviser to assist it in the provision of a continuous investment program for the portion of the Fund’s assets assigned to the Sub-Adviser by the Investment Adviser. The Investment Adviser further acknowledges, represents, and warrants that:

(a)
If the Sub-Adviser is registered as a Commodity Trading Advisor under the Commodity Exchange Act, the Investment Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standard available to exempt accounts under CFTC Rule 4.7 with respect to the Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Investment Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request whether the Fund is a “qualified eligible person” (“QEP”) as defined in Rule 4.7.

(b)
If the Investment Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to the Fund, the Investment Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5).

(c)
The assets in the Fund are free from all liens and charges and undertakes that no liens or charges will arise from the acts or omissions of the Investment Adviser and the Trust which may prevent the Sub-Adviser from giving a first priority lien or charge on the assets solely in connection with the Sub-Adviser’s authority to direct the deposit of margin or collateral to the extent necessary to meet the obligations of the Fund with respect to any investments made pursuant to the Prospectus; and

Exh. E-8

(d)
The Investment Adviser acknowledges that the Sub-Adviser is not the compliance agent for the Fund or for the Investment Adviser, and does not have access to all of the Fund’s books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified under this Agreement in accordance with applicable law (including Section 851 of the IRC, the Act and the Advisers Act (“Applicable Law”)) and in accordance with the Trust Documents, policies and determinations of the Board of Trustees of the Trust and the Investment Adviser, and the Fund’s Prospectus (collectively the “Charter Requirements”) the Sub-Adviser shall perform such services based upon its books and records with respect to the Fund, which comprise a portion of the Trust’s books and records, and upon written instructions received from the Funds, the Adviser or the Trust’s administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such instructions provided by the Funds, the Adviser or the Trust’s administrator. The Sub-Adviser shall be afforded a reasonable amount of time to implement any such instructions (for example, if instructed not to trade on behalf of securities of certain specified Investment Adviser or the Trust’s affiliates, the Sub-Adviser shall be notified and afforded five business days after receipt of such instruction to implement this trading restriction).

17.
Confidentiality. Without the prior consent of the other party, no party shall disclose Confidential Information (as defined below) of any other party received in connection with the services provided under this Agreement. The receiving party shall use the same degree of care as it uses to protect its own confidential information of like nature, but no less than a reasonable degree of care, to maintain in confidence the Confidential Information of the disclosing party. The foregoing provisions shall not apply to any information that (i) is, at the time of disclosure, or thereafter becomes, part of the public domain through a source other than the receiving party, (ii) is subsequently learned from a third party that, to the knowledge of the receiving party, is not under an obligation of confidentiality to the disclosing party, (iii) was known to the receiving party at the time of disclosure, or (iv) is generated independently by the receiving party, or (v) is disclosed pursuant to applicable law, subpoena, applicable professional standards, request of a governmental or regulatory agency, or other process after reasonable notice to the other party. The parties further agree that a breach of this provision would irreparably damage the other party and accordingly agree that each of them is entitled, in addition to all other remedies at law or in equity, to an injunction or injunctions without bond or other security to prevent breaches of this provision.

18.
Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the SEC or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

19.	Governing Law. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the State of Delaware.
20.
Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or email addresses, which may from time to time be changed by the parties by notice to the other party:

Exh. E-9

If to the Sub-Adviser:
ATTN: Legal Department
UBS Asset Management (Americas) Inc.
One North Wacker Drive
Chicago, IL 60606
Email: mark.kemper@ubs.com
If to the Investment Adviser:
[ ]
Email: [ ]
Consent to Electronic Delivery
E-mail messages are not encrypted and cannot be guaranteed to be secure or error-free as information could be intercepted, corrupted, lost, destroyed, arrive late or incomplete, or contain viruses without the knowledge of the sender or intended recipient. The Investment Adviser consents to the Sub-Adviser providing confidential information regarding the Services through e-mail, and the Investment Adviser hereby releases the Sub-Adviser from liability for any damages that may occur as a result of these matters.
21.
Survival. Sections 15 and 16, respectively, shall survive for the duration of this Agreement and the Sub-Adviser shall promptly notify the Investment Adviser in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

22.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.
23.	Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.
24.
Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

25.	Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.
[remainder of page intentionally left blank]
Exh. E-10

Pursuant to an exemption from the CFTC in connection with accounts of QEPs, this account document is not required to be, and has not been, filed with the CFTC. The CFTC does not pass upon the merits of participating in a trading program or upon the adequacy or accuracy of Sub-Adviser’s disclosure. Consequently, the CFTC has not reviewed or approved this trading program or account document.
IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.
Mission Investment Advisors LLC
By: _______________________________________ Name: ____________________________________ Title:_______________________________________
UBS Asset Management (Americas) Inc.
By: _______________________________________ Name: ____________________________________ Title:_______________________________________

Exh. E-11

SCHEDULE A
TO THE
SUB-INVESTMENT ADVISORY AGREEMENT
BETWEEN
MISSION INVESTMENT ADVISORS LLC
AND
UBS ASSET MANAGEMENT (AMERICAS) INC.
Name of Fund	Compensation
Aspiration Redwood Fund	Annual rate based on the average daily net assets of the Fund of 0.17% on the first $175 million of net assets, and 0.15% on assets over $175 million.

Exh. E-12

Exhibit F

INTERIM INVESTMENT ADVISORY AGREEMENT

INTERIM INVESTMENT ADVISORY AGREEMENT
AGREEMENT made as of the 26th day of June, 2023, between Aspiration Funds (the “Trust”), a Delaware statutory trust having its principal place of business at 4551 Glencoe Avenue, Marina Del Rey, California 90292, on behalf of the Fund(s) listed on Schedule A, and Aspiration Fund Adviser, LLC (the “Investment Adviser”), an investment adviser having its principal place of business at 4551 Glencoe Avenue, Marina Del Rey, California 90292.
WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);
WHEREAS, the Trust previously retained the Investment Adviser to provide investment advisory and administrative services to the Trust pursuant to the Investment Advisory Agreement dated January 24, 2014, as amended (the “Prior Investment Advisory Agreement”);
WHEREAS, a transaction involving the voting securities of the parent company of the Investment Adviser could be deemed to have resulted in a change of control of the Investment Adviser;
WHEREAS, such change of control in the Investment Adviser could be deemed to have resulted in the automatic termination of the Prior Investment Advisory Agreement, pursuant to Section 15(a)(4) of the 1940 Act;
WHEREAS, this Agreement is designed to seek to align with the requirements of Rule 15a-4 under the 1940 Act, which provides a temporary exemption allowing an adviser to serve on an interim basis under an agreement that shareholders have not approved, notwithstanding the automatic termination of or failure to renew the advisory agreement;
WHEREAS, the Investment Adviser is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Advisers Act of 1940, as amended; and
WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory and administrative services to certain investment portfolios of the Trust and may retain the Investment Adviser to serve in such capacity with respect to certain additional investment portfolios of the Trust, all as now or hereafter may be identified in Schedule A hereto as such Schedule may be amended from time to time (each investment portfolio is individually referred to herein as a “Fund” and collectively as the “Funds”) and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws and regulations;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
Exh. F-1

1.
Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Fund(s) for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A, which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

2.	Delivery of Documents. The Trust has furnished the Investment Adviser with copies, properly certified or authenticated, of each of the following:
(a)	the Trust’s Certificate of Trust, filed with the Delaware Secretary of State on October 22, 2013, and any and all amendments thereto or restatements thereof (the “Certificate of Trust”);
(b)	The Trust’s Amended and Restated Agreement and Declaration of Trust, dated May 12, 2014, and any and all amendments thereto or restatements thereof;
(c)	the Trust’s By-Laws and any and all amendments thereto or restatements thereof;
(d)	resolutions of the Trust’s Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;
(e)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act, as filed with the Commission, and all amendments thereto;
(f)	the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the “1933 Act”), and under the 1940 Act as filed with the Commission and all amendments thereto; and
(g)
the most recent Prospectus, Summary Prospectus and Statement of Additional Information of each of the Funds (such Prospectus, Summary Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively referred to as the “Prospectus”).

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.
3.
Management. Subject to the supervision of the Trust’s Board of Trustees, the Investment Adviser will provide a continuous investment program for the Fund(s), including investment research and management with respect to all securities and investments and cash equivalents in the Fund(s). The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Fund(s). The Investment Adviser will provide the services under this Agreement in accordance with each Fund’s investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Trust’s Board of Trustees. The Investment Adviser further agrees that it:

Exh. F-2

(a)	will use the same skill and care in providing such services as it uses in providing services to its other accounts for which it has investment responsibilities;
(b)
will conform with all applicable Rules and Regulations of the Commission under the 1940 Act and, in addition, will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

(c)
will place or cause to be placed orders for a Fund either directly with the issuer or with any broker or dealer. Subject to the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, the Investment Adviser may effect securities transactions which cause the Fund to pay an amount of commission in excess of the amount of commission another broker or dealer would have charged, provided that the Investment Adviser determined in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the broker or dealer utilized by the Investment Adviser. However, a broker or dealer’s sale or promotion of Fund shares shall not be a factor considered by the Investment Adviser or its personnel responsible for selecting brokers or dealers to effect securities transactions on behalf of the Fund(s), nor shall the Investment Adviser enter into any agreement or understanding under which it will direct brokerage transactions or revenue generated by those transactions to brokers or dealers to pay for distribution of Fund shares. In no instance will portfolio securities be purchased from or sold to the Trust’s principal underwriter, the Investment Adviser, or any affiliated person of the Trust, the Trust’s principal underwriter, or the Investment Adviser, except to the extent permitted by the 1940 Act and the Commission;

(d)
will maintain all books and records with respect to the securities transactions of the Fund(s) and will furnish the Trust’s Board of Trustees with such periodic and special reports as the Board may request; and

(e)
will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Fund(s), including a Fund’s portfolio holdings, and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

The Investment Adviser may, subject to the approval of the Trust’s Board of Trustees, appoint a sub-adviser to provide the services contemplated hereunder; provided, however, that the Investment Adviser shall not be relieved of any of its obligations under this Agreement by the appointment of such sub-adviser and provided further, that the Investment Adviser shall be responsible, to the extent provided in Section 8 hereof for all acts of such sub-adviser as if such acts were its own.
Exh. F-3

4.
Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

5.
Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund(s) are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6.
Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any, taxes, borrowing costs (such as dividend expenses on securities sold short and interest)) purchased for the Fund. The Investment Adviser shall not be obligated under this Agreement to pay expenses of or for the Trust or any Fund not expressly assumed by the Investment Adviser in this Section 6 or as the Investment Adviser may voluntarily assume by separate written agreement.

7.
Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Fund(s) will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee as set forth on Schedule A hereto, subject to the following conditions:

(a)	the compensation earned under this Agreement will be held in an interest-bearing escrow account with the Fund(s)’ custodian (the “Escrow Account”);
(b)
if a majority of the Fund(s)’ outstanding voting securities approve a new investment advisory agreement within the 150 days from the effective date of this Agreement (the “150-day Period”), then the Investment Adviser will be paid the entire amount in the escrow account (including interest earned); and

(c)
if a majority of the Fund (s)’ outstanding voting securities do not approve the new investment advisory agreement within the 150-day Period, then the Investment Adviser will be paid, out of the escrow account, the lesser of:

1)	any costs incurred in performing the interim contract (plus interest earned on that amount while in escrow); or
2)	the total amount in the escrow account (plus interest earned).
(d)	Except for the payment made pursuant to Section 7(c), the Fund shall pay no compensation to the Adviser after the 150-day Period.
The fee attributable to a Fund shall be the obligation of that particular Fund and not of any other Fund.
Exh. F-4

8.
Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9.
Duration and Termination. This Agreement will become effective with respect to each Fund listed on Schedule A as of the date first written above, and shall remain in effect, unless terminated sooner pursuant to the terms set forth in this Section, until January 9, 2024. This Agreement may be terminated as to a particular Fund at any time on 10 days’ written notice, without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or, upon 60 days’ written notice, by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” shall have the same meanings as ascribed to such terms in the 1940 Act.

10.
Investment Adviser’s Representations. The Investment Adviser hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations.

11.
Use of Name. The Trust and the Investment Adviser acknowledge that all rights to the name “Aspiration” or any variation thereof belong to Aspiration Partners LLC (“Aspiration Partners”). Aspiration Partners has consented to the use by the Trust and by each Fund to the identifying word “Aspiration” in the name of the Trust and of each Fund. Such consent is conditioned upon the Trust’s employment of an affiliate of Aspiration Partners as investment adviser to the Trust and to each Fund. There is no charge to the Trust for the consent to use this name.

12.
Confidentiality. Without the prior consent of the other party, no party shall disclose Confidential Information (as defined below) of any other party received in connection with the services provided under this Agreement. The receiving party shall use the same degree of care as it uses to protect its own confidential information of like nature, but no less than a reasonable degree of care, to maintain in confidence the Confidential Information of the disclosing party. The foregoing provisions shall not apply to any information that (i) is, at the time of disclosure, or thereafter becomes, part of the public domain through a source other than the receiving party, (ii) is subsequently learned from a third party that, to the knowledge of the receiving party, is not under an obligation of confidentiality to the disclosing party, (iii) was known to the receiving party at the time of disclosure, or (iv) is generated independently by the receiving party, or (v) is disclosed pursuant to applicable law, subpoena, applicable professional standards, request of a governmental or regulatory agency, or other process after reasonable notice to the other party. The parties further agree that a breach of this provision would irreparably damage the other party and accordingly agree that each of them is entitled, in addition to all other remedies at law or in equity, to an injunction or injunctions without bond or other security to prevent breaches of this provision.

Exh. F-5

For the purpose of this Agreement, Confidential Information shall mean NPPI (as defined below), any information identified by either party as “Confidential” and/or “Proprietary” or which, under all of the circumstances, ought reasonably to be treated as confidential and/or proprietary, or any nonpublic information obtained hereunder concerning the other party.
Nonpublic personal information relating to shareholders of the Trust (“NPPI”) provided by, or at the direction of, the Trust to the Adviser, or collected or retained by the Investment Adviser in the course of performing its duties and responsibilities under this Agreement shall remain the sole property of the Trust. The Investment Adviser shall not give, sell or in any way transfer such Confidential Information to any person or entity, other than affiliates of the Investment Adviser except in connection with the performance of the Investment Adviser’s duties and responsibilities under this Agreement, at the direction of the Trust or as required or permitted by law (including applicable anti-money laundering laws). The Investment Adviser represents, warrants and agrees that it has in place and will maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of records and information relating to shareholders of the Trust. The Investment Adviser represents to the Trust that it has adopted a statement of its privacy policies and practices as required by Regulation S-P and agrees to provide the Trust with a copy of that statement annually.
The parties agree to comply with any and all regulations promulgated by the Securities and Exchange Commission or other applicable laws regarding the confidentiality of shareholder information.
The provisions of this Section shall survive the termination of this Agreement.
13.
Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

14.	Governing Law. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the State of Delaware.
15.
Miscellaneous. A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that this Agreement is executed by the Trust on behalf of the Fund(s) by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Trust.

Exh. F-6

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Aspiration Funds
By: _________________________________ [ ] President
Aspiration Fund Adviser, LLC
By: _________________________________ [ ] Chief Executive Officer

Exh. F-7

SCHEDULE A
TO THE
INTERIM INVESTMENT ADVISORY AGREEMENT
BETWEEN ASPIRATION FUNDS
AND
ASPIRATION FUND ADVISER, LLC

Name of Fund	Compensation
Aspiration Redwood Fund	Annual rate of 0.00% of the average daily net assets of the Fund.

Exh. F-8

Exhibit G

SECOND INTERIM INVESTMENT ADVISORY AGREEMENT

SECOND INTERIM INVESTMENT ADVISORY AGREEMENT
AGREEMENT made as of [ ], between Aspiration Funds (the “Trust”), a Delaware statutory trust having its principal place of business at 4551 Glencoe Avenue, Marina Del Rey, California 90292, on behalf of the Fund(s) listed on Schedule A, and Aspiration Fund Adviser, LLC (the “Investment Adviser”), an investment adviser having its principal place of business at 4551 Glencoe Avenue, Marina Del Rey, California 90292.
WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);
WHEREAS, the Trust previously retained the Investment Adviser to provide investment advisory and administrative services to the Trust pursuant to the Interim Investment Advisory Agreement dated June 26, 2023, as amended (the “Prior Investment Advisory Agreement”);
WHEREAS, this Agreement is designed to seek to align with the requirements of Rule 15a-4 under the 1940 Act, which provides a temporary exemption allowing an adviser to serve on an interim basis under an agreement that shareholders have not approved, notwithstanding the automatic termination of or failure to renew the advisory agreement;
WHEREAS, the Investment Adviser is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Advisers Act of 1940, as amended; and
WHEREAS, the Trust desires to amend the Prior Investment Advisory Agreement to provide for the continued retention of the Investment Adviser to furnish investment advisory and administrative services to certain investment portfolios of the Trust and may retain the Investment Adviser to serve in such capacity with respect to certain additional investment portfolios of the Trust, all as now or hereafter may be identified in Schedule A hereto as such Schedule may be amended from time to time (each investment portfolio is individually referred to herein as a “Fund” and collectively as the “Funds”) and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws and regulations;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
Exh. G-1

1.
Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Fund(s) for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A, which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

2.	Delivery of Documents. The Trust has furnished the Investment Adviser with copies, properly certified or authenticated, of each of the following:
(a)	the Trust’s Certificate of Trust, filed with the Delaware Secretary of State on October 22, 2013, and any and all amendments thereto or restatements thereof (the “Certificate of Trust”);
(b)	The Trust’s Amended and Restated Agreement and Declaration of Trust, dated May 12, 2014, and any and all amendments thereto or restatements thereof;
(c)	the Trust’s By-Laws and any and all amendments thereto or restatements thereof;
(d)	resolutions of the Trust’s Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;
(e)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act, as filed with the Commission, and all amendments thereto;
(f)	the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the “1933 Act”), and under the 1940 Act as filed with the Commission and all amendments thereto; and
(g)
the most recent Prospectus, Summary Prospectus and Statement of Additional Information of each of the Funds (such Prospectus, Summary Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively referred to as the “Prospectus”).

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.
3.
Management. Subject to the supervision of the Trust’s Board of Trustees, the Investment Adviser will provide a continuous investment program for the Fund(s), including investment research and management with respect to all securities and investments and cash equivalents in the Fund(s). The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Fund(s). The Investment Adviser will provide the services under this Agreement in accordance with each Fund’s investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Trust’s Board of Trustees. The Investment Adviser further agrees that it:

(a)	will use the same skill and care in providing such services as it uses in providing services to its other accounts for which it has investment responsibilities;
(b)
will conform with all applicable Rules and Regulations of the Commission under the 1940 Act and, in addition, will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

Exh. G-2

(c)
will place or cause to be placed orders for a Fund either directly with the issuer or with any broker or dealer. Subject to the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, the Investment Adviser may effect securities transactions which cause the Fund to pay an amount of commission in excess of the amount of commission another broker or dealer would have charged, provided that the Investment Adviser determined in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the broker or dealer utilized by the Investment Adviser. However, a broker or dealer’s sale or promotion of Fund shares shall not be a factor considered by the Investment Adviser or its personnel responsible for selecting brokers or dealers to effect securities transactions on behalf of the Fund(s), nor shall the Investment Adviser enter into any agreement or understanding under which it will direct brokerage transactions or revenue generated by those transactions to brokers or dealers to pay for distribution of Fund shares. In no instance will portfolio securities be purchased from or sold to the Trust’s principal underwriter, the Investment Adviser, or any affiliated person of the Trust, the Trust’s principal underwriter, or the Investment Adviser, except to the extent permitted by the 1940 Act and the Commission;

(d)
will maintain all books and records with respect to the securities transactions of the Fund(s) and will furnish the Trust’s Board of Trustees with such periodic and special reports as the Board may request; and

(e)
will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Fund(s), including a Fund’s portfolio holdings, and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

The Investment Adviser may, subject to the approval of the Trust’s Board of Trustees, appoint a sub-adviser to provide the services contemplated hereunder; provided, however, that the Investment Adviser shall not be relieved of any of its obligations under this Agreement by the appointment of such sub-adviser and provided further, that the Investment Adviser shall be responsible, to the extent provided in Section 8 hereof for all acts of such sub-adviser as if such acts were its own.
4.
Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

5.
Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund(s) are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

Exh. G-3

6.
Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any, taxes, borrowing costs (such as dividend expenses on securities sold short and interest)) purchased for the Fund. The Investment Adviser shall not be obligated under this Agreement to pay expenses of or for the Trust or any Fund not expressly assumed by the Investment Adviser in this Section 6 or as the Investment Adviser may voluntarily assume by separate written agreement.

7.
Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Fund(s) will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee as set forth on Schedule A hereto, subject to the following conditions:

(a)	the compensation earned under this Agreement will be held in an interest-bearing escrow account with the Fund(s)’ custodian (the “Escrow Account”);
(b)
if a majority of the Fund(s)’ outstanding voting securities approve a new investment advisory agreement within the 150 days from June 26, 2023 (the “150-day Period”), then the Investment Adviser will be paid the entire amount in the escrow account (including interest earned); and

(c)
if a majority of the Fund (s)’ outstanding voting securities do not approve the new investment advisory agreement within the 150-day Period, then the Investment Adviser will be paid, out of the escrow account, the lesser of:

3)	any costs incurred in performing the interim contract (plus interest earned on that amount while in escrow); or
4)	the total amount in the escrow account (plus interest earned).
(e)	Except for the payment made pursuant to Section 7(c), the Fund shall pay no compensation to the Adviser after the 150-day Period.
The fee attributable to a Fund shall be the obligation of that particular Fund and not of any other Fund.
8.
Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Exh. G-4

9.
Duration and Termination. This Agreement will become effective with respect to each Fund listed on Schedule A as of the date first written above, and shall remain in effect, unless terminated sooner pursuant to the terms set forth in this Section, until March 31, 2024. This Agreement may be terminated as to a particular Fund at any time on 10 days’ written notice, without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or, upon 60 days’ written notice, by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” shall have the same meanings as ascribed to such terms in the 1940 Act.

10.
Investment Adviser’s Representations. The Investment Adviser hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations.

11.
Use of Name. The Trust and the Investment Adviser acknowledge that all rights to the name “Aspiration” or any variation thereof belong to Aspiration Partners LLC (“Aspiration Partners”). Aspiration Partners has consented to the use by the Trust and by each Fund to the identifying word “Aspiration” in the name of the Trust and of each Fund. Such consent is conditioned upon the Trust’s employment of an affiliate of Aspiration Partners as investment adviser to the Trust and to each Fund. There is no charge to the Trust for the consent to use this name.

12.
Confidentiality. Without the prior consent of the other party, no party shall disclose Confidential Information (as defined below) of any other party received in connection with the services provided under this Agreement. The receiving party shall use the same degree of care as it uses to protect its own confidential information of like nature, but no less than a reasonable degree of care, to maintain in confidence the Confidential Information of the disclosing party. The foregoing provisions shall not apply to any information that (i) is, at the time of disclosure, or thereafter becomes, part of the public domain through a source other than the receiving party, (ii) is subsequently learned from a third party that, to the knowledge of the receiving party, is not under an obligation of confidentiality to the disclosing party, (iii) was known to the receiving party at the time of disclosure, or (iv) is generated independently by the receiving party, or (v) is disclosed pursuant to applicable law, subpoena, applicable professional standards, request of a governmental or regulatory agency, or other process after reasonable notice to the other party. The parties further agree that a breach of this provision would irreparably damage the other party and accordingly agree that each of them is entitled, in addition to all other remedies at law or in equity, to an injunction or injunctions without bond or other security to prevent breaches of this provision.

For the purpose of this Agreement, Confidential Information shall mean NPPI (as defined below), any information identified by either party as “Confidential” and/or “Proprietary” or which, under all of the circumstances, ought reasonably to be treated as confidential and/or proprietary, or any nonpublic information obtained hereunder concerning the other party.
Exh. G-5

Nonpublic personal information relating to shareholders of the Trust (“NPPI”) provided by, or at the direction of, the Trust to the Adviser, or collected or retained by the Investment Adviser in the course of performing its duties and responsibilities under this Agreement shall remain the sole property of the Trust. The Investment Adviser shall not give, sell or in any way transfer such Confidential Information to any person or entity, other than affiliates of the Investment Adviser except in connection with the performance of the Investment Adviser’s duties and responsibilities under this Agreement, at the direction of the Trust or as required or permitted by law (including applicable anti-money laundering laws). The Investment Adviser represents, warrants and agrees that it has in place and will maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of records and information relating to shareholders of the Trust. The Investment Adviser represents to the Trust that it has adopted a statement of its privacy policies and practices as required by Regulation S-P and agrees to provide the Trust with a copy of that statement annually.
The parties agree to comply with any and all regulations promulgated by the Securities and Exchange Commission or other applicable laws regarding the confidentiality of shareholder information.
The provisions of this Section shall survive the termination of this Agreement.
13.
Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

14.	Governing Law. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the State of Delaware.
15.
Miscellaneous. A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that this Agreement is executed by the Trust on behalf of the Fund(s) by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Trust.

Exh. G-6

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.
Aspiration Funds
By: _________________________________ [ ] President
Aspiration Fund Adviser, LLC
By: _________________________________ [ ] Chief Executive Officer

Exh. G-7

SCHEDULE A
TO THE
SECOND INTERIM INVESTMENT ADVISORY AGREEMENT
BETWEEN ASPIRATION FUNDS
AND
ASPIRATION FUND ADVISER, LLC

Name of Fund	Compensation
Aspiration Redwood Fund	Annual rate of 0.00% of the average daily net assets of the Fund.

Exh. G-8

Exhibit H

Further Information Regarding Shares Outstanding
The Trustees have fixed the close of business on the Record Date as the date for the determination of shareholders entitled to notice of and to vote at the Meeting.  On the Record Date the following shares of beneficial interest (collectively the “Shares” and individually a “Share”) of the Fund were outstanding and entitled to vote at the Meeting:
Fund	Shares Outstanding
Aspiration Redwood Fund	[ ]

Each whole Share of the Fund is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote, as to any matter on which such Share is entitled to be voted.

Exh. H-1

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

***VOTER PROFILE*:**

Voter ID: Security ID:
Shares to Vote: Household ID:

***VOTE REGISTERED TO*:**

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

CONTROL NUMBER:

Vote on the internet

Go to the website below and enter your control number. Internet voting is available 24 hours a day.

vote.proxyonline.com

Vote by phone

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(877) 478-5047 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

Aspiration Redwood Fund
A Series of Aspiration Funds

Proxy for A Special Meeting of Shareholders to be held on October 4, 2024

The undersigned, revoking prior proxies, hereby nominates, constitutes and appoints Timothy L. Newell and Matt Bergin as attorneys-in-fact, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of Aspiration Redwood Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on October 4, 2024 at 1 p.m. Eastern Time, at the offices of The Nottingham Company, the Fund’s administrator, located at 116 S. Franklin Street, Rocky Mount, NC 27804  or at any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon an other business that may properly come before the Meeting and any and all adjournments thereof.  The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 4, 2024. The proxy material for the Meeting is available at: https://vote.proxyonline.com/redwood/docs/special2024.pdf

Questions?  If you have any questions about how to vote your proxy or about the Meeting, please call (877) 478-5047 toll free.  Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Aspiration Redwood Fund	PROXY CARD
Note:  Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign.  If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.
	SIGNATURE (AND TITLE IF APPLICABLE) _______________________________________________ SIGNATURE (IF HELD JOINTLY)	DATE
_______________________ DATE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THETIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

This proxy is solicited on behalf of the Board of Trustees, and the proposal (set forth below) has been proposed by the Board of Trustees. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

The Board of Trustees of the Fund (the “Board”) recommends that you vote FOR approval of the proposal.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  ●

	FOR	AGAINST	ABSTAIN
1. To approve an Investment Advisory Agreement between Aspiration Funds, on behalf of the Fund, and Mission Investment Advisors LLC.	○	○	○
2. To approve a Sub-Investment Advisory Agreement between Mission Investment Advisors LLC and UBS Asset Management (Americas) LLC with respect to the Fund.	○	○	○
3. To ratify and approve an Interim Investment Advisory Agreement, dated November 25, 2023, between the Trust, on behalf of the Fund, and Aspiration Fund Adviser, LLC.	○	○	○
4. To ratify and approve a Second Interim Investment Advisory Agreement, dated December 18, 2023, between the Trust, on behalf of the Fund, and Aspiration Fund Adviser, LLC.	○	○	○
5. To transact such other business as may properly come before the Meeting.
Mail ID: CUSIP: